UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07410

Exact name of registrant as specified in charter:	Delaware Investments® National Municipal
Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2019

Item 1. Reports to Stockholders

Closed-end funds

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

March 31, 2019

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisors: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A. For more information, including press releases, please visit delawarefunds.com/closed-end.

Unless otherwise noted, views expressed herein are current as of March 31, 2019, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

©2019 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

April 9, 2019 (Unaudited)

Economic conditions

For the fiscal year ended March 31, 2019, the US economy continued along its steady growth path. In the second calendar quarter of 2018, the nation’s gross domestic product (GDP) – a measure of national economic output – rose by an annualized 4.2%, the fastest such quarterly growth in nearly five years. Meanwhile, in the third and fourth quarters of 2018, US GDP expanded by 3.4% and an estimated 2.2%, respectively.

In this healthy economic environment, job growth remained strong. In February 2019, the US unemployment rate stood at 3.8%, down from 4.0% at the start of the fiscal year and close to the 3.7% rate achieved in September 2018 – a nearly 50-year low.

During this fiscal year, the US Federal Reserve shifted course, ending its cycle of short-term interest rate increases and indicating that investors should expect no new rate hikes in 2019. The Fed raised its benchmark short-term interest rate by a quarter-percentage point on three occasions during the 12-month reporting period, with its last rate increase coming in December 2018. As of March 31, 2019, the federal funds rate stood within a range of 2.25% to 2.50%, compared with 1.50% to 1.75% a year earlier.

Municipal bond market conditions

The municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, returned +5.38% for the fiscal year. Municipal bonds gained in value for much of this period. The primary exception was during the third quarter and early in the fourth quarter of 2018, when concern about the effects of rising interest rates on US economic growth appeared to weigh on the market. In the final months of 2018, however, as it became clear the Fed would pause its cycle of interest rate hikes, the municipal bond market again turned to positive performance.

Overall, the municipal yield curve modestly flattened, with rates on longer-term issues tending to fall more than those on shorter-term bonds. The biggest decline in yields came in the “belly” of the municipal yield curve, as the curve’s 8- to 22-year segment saw the strongest performance. Meanwhile, credit spreads modestly narrowed, indicating that municipal bond investors, eager for yield, were willing to accept somewhat less income in exchange for assuming more credit risk.

The following tables show the returns experienced by municipal bonds of varying maturity lengths and credit ratings for the Funds’ fiscal year ended March 31, 2019:

Returns by maturity
1 year	+2.18%
3 years	+3.00%
10 years	+6.32%
22+ years	+5.86%
Returns by credit rating
AAA	+5.00%
AA	+5.16%
A	+5.66%
BBB	+6.69%

Source: Barclays.

A consistent management approach

Throughout the fiscal year, our management strategy remained consistent. We continued to pursue a bottom-up investment approach, meaning that we decide which bonds to purchase on an issuer-by-issuer basis, relying on individual credit research to find securities we believe provide a desirable risk-reward balance for the Funds’ investors.

In all three Funds, and to varying degrees depending on available supply in each market, we continued to prioritize bonds with lower-investment-grade credit ratings, often A and BBB. (Investment grade bonds carry ratings between AAA – the highest rating category – and BBB.) We favor lower-rated issues because of our confidence in the capabilities and resources of our municipal credit research team. We believe that our approach can provide opportunities to generate more favorable long-term results for shareholders.

In Delaware Investments® National Municipal Income Fund and Delaware Investments Colorado Municipal Income Fund, Inc., this strategy was relatively straightforward to execute, given a sufficiently large supply of lower-investment-grade bonds that met our credit criteria. In both Funds, we were able to maintain overweightings in lower-investment-grade and below-investment-grade credit tiers.

In Delaware Investments Minnesota Municipal Income Fund II, Inc., unique conditions left us with a greater allocation to higher-rated debt than we preferred, as well as a corresponding smaller-than-ideal allocation to lower-investment-grade bonds. Because many Minnesota issuers have aggressively refinanced debt in recent years, the Fund saw a number of bonds exit the portfolio, and we were not always able to purchase as many of the issuers’ replacement bonds. When we lacked lower-investment-grade purchase opportunities, we instead looked to various higher-quality revenue and local general obligation bonds. If attractive lower-rated

(continues)                                     1

Portfolio management review

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

bonds should present themselves in the future, these higher-quality issues in the Fund will be likely sale candidates to generate the needed proceeds.

As in recent years, we limited trading activity in all three Funds, with purchases confined to reinvesting proceeds of bond calls and maturities. We did not actively sell bonds. Because many of the Funds’ holdings were issued years ago when interest rates were higher than they are today, we generally preferred existing Fund holdings for their better income characteristics. When we did make new purchases, we favored bonds with 10-year call dates, which allowed us to take advantage of the steepness of the yield curve while improving the Funds’ call structures.

Individual performance effects

For the Funds’ fiscal year, bonds with longer durations (more interest rate sensitivity) outperformed their shorter-duration counterparts while lower-rated bonds fared better than higher-quality issues. Both themes can be seen in reviewing the Funds’ strongest- and weakest-performing individual securities.

For example, in Delaware Investments® National Municipal Income Fund, strong-performing individual bonds included below-investment-grade issues of Edkey Charter Schools of Pima, Ariz., and a nonrated sales-tax revenue bond issue of Wyandotte County-Kansas City Unified Government. Both bonds, which returned roughly +13% for the fiscal year, benefited from market conditions rewarding lower-rated, higher yielding securities.

In contrast, the Fund’s weakest individual performers included Denver Transit Partners bonds for the construction of a rail line between the city’s airport and downtown Denver; Louisiana corporate-backed industrial development bonds for Westlake Chemical; and State of California general obligation debt. In light of their shorter durations stemming from near-term call dates, all three issues returned between +1% and +2% for the fiscal year, lagging the Bloomberg Barclays Municipal Bond Index.

In Delaware Investments Colorado Municipal Income Fund, Inc., the strongest individual performer was a prepaid-gas bond issue of Public Authority for Colorado Energy, which returned more than 9% for the fiscal year. (With prepaid-gas bonds, municipal issuers enter into swap agreements with commodity providers, thus locking in a price for natural gas.) Besides benefiting from their lower-investment-grade credit ratings, these bonds were also helped by their relatively longer durations due to their lack of a call feature. Our holding in nonrated bonds for the Atlas Preparatory School in Colorado Springs also performed well for this Fund as these securities returned more than 8%.

Meanwhile, this Fund’s weakest performers included City and County of Denver bonds for the Denver Zoo (+2%), as well as the same Colorado airport transportation bonds mentioned earlier. In both cases, the bonds’ shorter durations limited their upside, while the high credit quality of the City and County of Denver bonds posed an additional performance challenge.

In Delaware Investments Minnesota Municipal Income Fund II, Inc., our position in bonds for the Academia Cesar Chavez charter school added value. In addition to benefiting from their lower credit rating, these securities returned +17%, as new management has helped improve the school’s prior struggles with governance and academic performance. The Fund’s stake in Northwest Multi-County Housing & Redevelopment Authority bonds also outperformed. These lower-rated, multifamily housing securities returned more than 11% for the Fund.

In contrast, the Fund’s weakest performers were bonds of issuers that have experienced deteriorating credit fundamentals and weaker operational performance. Bonds of the STRIDE Academy charter school and Amherst H. Wilder Foundation lagged the market, returning +0.2% and +0.7%, respectively, for the fiscal year. In both cases, we anticipated the issuers could turn around their credit challenges, so we continued to maintain the Fund’s positions as of fiscal year end.

Fund basics

Delaware Investments®

Colorado Municipal Income Fund, Inc.

As of March 31, 2019 (Unaudited)

Fund objective

The Fund seeks to provide current income exempt from both regular federal income tax and Colorado state personal income tax, consistent with the preservation of capital.

Total Fund net assets

$72 million

Number of holdings

114

Fund start date

July 29, 1993

NYSE American symbol

VCF

CUSIP number

246101109

Delaware Investments

Minnesota Municipal Income Fund II, Inc.

As of March 31, 2019 (Unaudited)

Fund objective

The Fund seeks to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with the preservation of capital.

Total Fund net assets

$167 million

Number of holdings

201

Fund start date

Feb. 26, 1993

NYSE American symbol

VMM

CUSIP number

24610V103

Delaware Investments

National Municipal Income Fund

As of March 31, 2019 (Unaudited)

Fund objective

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital.

Total Fund net assets

$65 million

Number of holdings

193

Fund start date

Feb. 26, 1993

NYSE American symbol

VFL

CUSIP number

24610T108

Security type / sector / state allocations

As of March 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments®

Colorado Municipal Income Fund, Inc.

Security type / sector	Percentage of net assets
Municipal Bonds*	139.10%
Corporate Revenue Bonds	5.38%
Education Revenue Bonds	17.75%
Electric Revenue Bonds	2.83%
Healthcare Revenue Bonds	42.59%
Lease Revenue Bonds	4.91%
Local General Obligation Bonds	15.25%
Pre-Refunded/Escrowed to Maturity Bonds	13.96%
Special Tax Revenue Bonds	24.55%
Transportation Revenue Bonds	10.96%
Water & Sewer Revenue Bonds	0.92%
Short-Term Investments	0.97%
Total Value of Securities	140.07%
Liquidation Value of Preferred Stock	(41.64)%
Receivables and Other Assets Net of Liabilities	1.57%
Total Net Assets	100.00%

* As of the date of this report, Delaware Investments Colorado Municipal Income Fund, Inc. held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Colorado	136.69%
Guam	1.99%
Puerto Rico	0.66%
US Virgin Islands	0.73%
Total Value of Securities	140.07%

Delaware Investments

Minnesota Municipal Income Fund II, Inc.

Security type / sector	Percentage of net assets
Municipal Bonds*	143.61%
Corporate Revenue Bonds	1.62%
Education Revenue Bonds	20.78%
Electric Revenue Bonds	17.03%
Healthcare Revenue Bonds	37.56%
Housing Revenue Bonds	1.89%
Lease Revenue Bonds	9.93%
Local General Obligation Bonds	12.44%
Pre-Refunded/Escrowed to Maturity Bonds	18.52%
Special Tax Revenue Bonds	1.54%
State General Obligation Bonds	12.36%
Transportation Revenue Bonds	6.80%
Water & Sewer Revenue Bonds	3.14%
Short-Term Investments	0.30%
Total Value of Securities	143.91%
Liquidation Value of Preferred Stock	(45.03)%
Receivables and Other Assets Net of Liabilities	1.12%
Total Net Assets	100.00%

* As of the date of this report, Delaware Investments Minnesota Municipal Income Fund II, Inc. held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Guam	0.65%
Minnesota	142.57%
Puerto Rico	0.69%
Total	143.91%

Delaware Investments®

National Municipal Income Fund

Security type / sector	Percentage of net assets

Municipal Bonds*	147.14%
Corporate Revenue Bonds	12.90%
Education Revenue Bonds	25.47%
Electric Revenue Bonds	2.65%
Healthcare Revenue Bonds	29.82%
Lease Revenue Bonds	7.78%
Local General Obligation Bonds	5.27%
Pre-Refunded/Escrowed to Maturity Bonds	15.39%
Special Tax Revenue Bonds	10.75%
State General Obligation Bonds	8.62%
Transportation Revenue Bonds	25.57%
Water & Sewer Revenue Bonds	2.92%

Short-Term Investment	0.31%

Total Value of Securities	147.45%

Liquidation Value of Preferred Stock	(45.87)%

Liabilities Net of Receivables and Other Assets	(1.58)%

Total Net Assets	100.00%

* As of the date of this report, Delaware Investments National Municipal Income Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets

Alabama	0.84%
Alaska	0.47%
Arizona	7.00%
California	22.62%
Colorado	1.36%
Delaware	0.19%
District of Columbia	1.81%
Florida	5.55%
Georgia	2.44%
Guam	0.85%
Hawaii	0.48%
Idaho	2.46%
Illinois	11.67%
Indiana	0.95%
Kansas	0.36%
Louisiana	4.91%
Maine	0.50%
Maryland	2.71%
Massachusetts	0.87%
Michigan	1.70%
Minnesota	1.67%
Mississippi	0.31%
Missouri	4.19%
Montana	1.12%
Nebraska	0.42%
New Hampshire	0.46%
New Jersey	11.04%
New York	17.09%
Ohio	2.87%
Oklahoma	0.38%
Oregon	1.03%
Pennsylvania	20.08%
Texas	9.91%
Utah	1.11%
Virginia	1.24%
Washington	1.33%
Wisconsin	3.06%
Wyoming	0.40%

Total Value of Securities	147.45%

Schedules of investments

Delaware Investments® Colorado Municipal Income Fund, Inc.

March 31, 2019

	Principal Amount°	Value (US $)
Municipal Bonds – 139.10%
Corporate Revenue Bonds – 5.38%
Denver City & County (United Airlines Project) 5.00% 10/1/32 (AMT)	215,000	$230,757
Public Authority for Colorado Energy Natural Gas Revenue Series 2008 6.50% 11/15/38	1,750,000	2,552,148
Public Authority for Colorado Energy Revenue 6.25% 11/15/28	865,000	1,097,538

		3,880,443

Education Revenue Bonds – 17.75%
Colorado Educational & Cultural Facilities Authority Revenue 144A 5.00% 7/1/36 #	500,000	508,275
5.125% 11/1/49	765,000	771,801
144A 5.25% 7/1/46 #	500,000	507,130
(Academy Charter School Project) 5.50% 5/1/36 (SGI)	1,720,000	1,724,059
(Alexander Dawson School-Nevada Project) 5.00% 5/15/29	760,000	893,692
(Charter School - Atlas Preparatory School) 144A 5.25% 4/1/45 #	700,000	710,059
(Charter School - Community Leadership Academy) 7.45% 8/1/48	500,000	566,230
(Charter School – Peak to Peak Charter) 5.00% 8/15/34	1,000,000	1,093,120
(Improvement - Charter School - University Lab School Building) 5.00% 12/15/45	500,000	525,215
(Johnson & Wales University) Series A 5.25% 4/1/37	900,000	959,868
(Liberty Charter School) Series A 5.00% 1/15/44	1,000,000	1,068,050
(Littleton Charter School Project) 4.375% 1/15/36 (AGC)	1,200,000	1,200,540
(Loveland Classical Schools) 144A 5.00% 7/1/36 #	625,000	644,100

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Colorado Educational & Cultural Facilities Authority Revenue (Skyview Charter School) 144A 5.50% 7/1/49 #	750,000	$781,447
(Vail Mountain School Project) 4.00% 5/1/46	25,000	24,871
(Windsor Charter Academy Project) 144A 5.00% 9/1/46 #	500,000	500,880
Colorado School of Mines Series B 5.00% 12/1/42	270,000	296,665
Colorado State Board of Governors (University Enterprise System) Series A 5.00% 3/1/39	10,000	10,023

		12,786,025

Electric Revenue Bonds – 2.83%
City of Fort Collins Electric Utility Enterprise Revenue Series A 5.00% 12/1/42	500,000	589,970
Platte River Power Authority Revenue Series JJ 5.00% 6/1/27	1,200,000	1,451,472

		2,041,442

Healthcare Revenue Bonds – 42.59%
Aurora Hospital Revenue (Children’s Hospital Association Project) Series A 5.00% 12/1/40	2,000,000	2,069,300
Colorado Health Facilities Authority Revenue (Adventist Health System/Sunbelt Obligated Group) Series A 5.00% 11/15/48	1,000,000	1,149,780
(Bethesda Project) Series A1 5.00% 9/15/48	750,000	809,213
(Catholic Health Initiatives) Series A 5.00% 7/1/39	750,000	756,127
Series A 5.00% 2/1/41	2,400,000	2,485,728
Series A 5.25% 2/1/33	1,625,000	1,706,185
Series A 5.25% 1/1/45	1,000,000	1,074,150
Series D 6.125% 10/1/28	750,000	752,835

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Colorado Health Facilities Authority Revenue (Christian Living Community Project) 6.375% 1/1/41	615,000	$662,060
(Covenant Retirement Communities Inc.) 5.00% 12/1/35	1,000,000	1,101,020
Series A 5.75% 12/1/36	1,000,000	1,141,100
(Evangelical Lutheran Good Samaritan Society) 5.00% 6/1/28	1,250,000	1,364,387
5.50% 6/1/33	2,000,000	2,204,420
5.625% 6/1/43	1,000,000	1,099,850
(Frasier Meadows Retirement Community Project) Series A 5.25% 5/15/37	265,000	294,749
Series B 5.00% 5/15/48	340,000	354,222
(Healthcare Facilities - American Baptist) 8.00% 8/1/43	500,000	564,530
(Mental Health Center of Denver Project) Series A 5.75% 2/1/44	1,500,000	1,649,100
(National Jewish Health Project) 5.00% 1/1/27	500,000	524,865
(NCMC Project) 4.00% 5/15/32	1,000,000	1,078,400
(Sisters of Charity of Leavenworth Health System) Series A 5.00% 1/1/40	4,000,000	4,084,520
(Sunny Vista Living Center) Series A 144A 6.25% 12/1/50 #	505,000	530,730
(Vail Valley Medical Center Project) 5.00% 1/15/35	1,250,000	1,428,737
(Valley View Hospital Association Project) Series A 4.00% 5/15/34	330,000	351,595
Denver Health & Hospital Authority Health Care Revenue (Recovery Zone Facilities) 5.625% 12/1/40	750,000	781,890
University of Colorado Hospital Authority Revenue Series A 6.00% 11/15/29	650,000	667,381

		30,686,874

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds – 4.91%
Aurora Certificates of Participation Series A 5.00% 12/1/30	630,000	$643,696
Denver Health & Hospital Authority (550 ACOMA, Inc.) 4.00% 12/1/38	500,000	519,190
Pueblo County Certificates of Participation (County Judicial Complex Project) 5.00% 9/15/42 (AGM)	1,250,000	1,352,613
State of Colorado Department of Transportation Certificates of Participation 5.00% 6/15/34	340,000	394,822
5.00% 6/15/36	545,000	628,129

		3,538,450

Local General Obligation Bonds – 15.25%
Adams & Weld Counties School District No 27J Brighton 4.00% 12/1/30	700,000	773,136
Adams 12 Five Star Schools 5.00% 12/15/25	250,000	301,825
Arapahoe County School District No. 6 Littleton Series A 5.50% 12/1/38	650,000	817,271
Beacon Point Metropolitan District 5.00% 12/1/30 (AGM)	600,000	698,754
Boulder Valley School District No RE-2 Boulder Series A 4.00% 12/1/48	500,000	537,520
Denver City & County (Better Denver & Zoo) Series A 5.00% 8/1/25	650,000	657,410
Denver International Business Center Metropolitan District No. 1 5.00% 12/1/30	650,000	667,725
Eaton Area Park & Recreation District 5.25% 12/1/34	190,000	199,662
5.50% 12/1/38	245,000	259,107
Grand River Hospital District 5.25% 12/1/37 (AGM)	675,000	793,625

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Schedules of investments

Delaware Investments® Colorado Municipal Income Fund, Inc.

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Jefferson County School District No. R-1 5.25% 12/15/24	750,000	$895,725
Pueblo County School District No. 70 5.00% 12/1/31	250,000	277,418
Rangely Hospital District 6.00% 11/1/26	750,000	813,930
Sierra Ridge Metropolitan District No. 2 Series A 5.50% 12/1/46	500,000	514,150
Weld County School District No. RE-1 5.00% 12/15/30 (AGM)	500,000	594,275
Weld County School District No. RE-3J 5.00% 12/15/34 (BAM)	1,000,000	1,172,060
Weld County School District No. RE-8 5.00% 12/1/31	510,000	607,624
5.00% 12/1/32	340,000	403,804

		10,985,021

Pre-Refunded/Escrowed to Maturity Bonds – 13.96%
Arapahoe County School District No. 1 Englewood 5.00% 12/1/31-21§	500,000	545,795
Colorado Building Excellent Schools Today Certificates of Participation Series G 5.00% 3/15/32-21§	2,000,000	2,133,400
Colorado Health Facilities Authority Revenue (Total Long-Term Care) Series A 6.00% 11/15/30-20§	400,000	427,952
Colorado School of Mines Series B 5.00% 12/1/42-22§	2,230,000	2,497,020
University of Colorado 5.00% 6/1/31-21§	3,085,000	3,315,357
Series A 5.00% 6/1/33-23§	1,000,000	1,138,580

		10,058,104

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds – 24.55%
Canyons Metropolitan District No 5 Series A 6.125% 12/1/47	500,000	$510,210
Central Platte Valley Metropolitan District 5.00% 12/1/43	375,000	396,514
Commerce City 5.00% 8/1/44 (AGM)	1,000,000	1,114,500
Fountain Urban Renewal Authority Tax Increment Revenue (Academy Highlands Project) Series A 5.50% 11/1/44	900,000	929,511
Guam Government Business Privilege Tax Revenue Series A 5.125% 1/1/42	435,000	449,864
Series A 5.25% 1/1/36	565,000	588,764
Lincoln Park Metropolitan District 5.00% 12/1/46 (AGM)	500,000	573,605
Prairie Center Metropolitan District No. 3 Series A 144A 5.00% 12/15/41 #	500,000	514,450
Puerto Rico Sales Tax Financing Revenue (Restructured) Series A1 4.75% 7/1/53	230,000	218,654
Series A1 5.00% 7/1/58	260,000	257,543
Regional Transportation District Revenue Series A 5.375% 6/1/31	460,000	478,239
Series B 5.00% 11/1/33	500,000	605,570
(Denver Transit Partners) 6.00% 1/15/41	2,175,000	2,235,465
(FasTracks Project)
Series A 5.00% 11/1/30	330,000	396,941
Series A 5.00% 11/1/31	755,000	901,832
Series A 5.00% 11/1/38	4,085,000	4,286,676
Solaris Metropolitan District No. 3 (Limited Tax Convertible)
Series A 5.00% 12/1/46	500,000	511,845
Southlands Metropolitan District No. 1
Series A1 5.00% 12/1/37	200,000	215,728
Series A1 5.00% 12/1/47	300,000	318,831

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Sterling Ranch Community Authority Board
Series A 5.75% 12/1/45	525,000	$543,806
Tallyns Reach Metropolitan District No. 3 (Limited Tax Convertible) 5.125% 11/1/38	295,000	310,903
Thornton Development Authority (East 144th Avenue & I-25 Project)
Series B 5.00% 12/1/35	265,000	302,312
Series B 5.00% 12/1/36	440,000	501,156
Virgin Islands Public Finance Authority (Matching Fund Senior Lien)
5.00% 10/1/29 (AGM)	500,000	524,655

		17,687,574

Transportation Revenue Bonds – 10.96%
Colorado High Performance Transportation Enterprise Revenue (Senior U.S. 36 & I-25 Managed Lanes) 5.75% 1/1/44 (AMT)	1,110,000	1,212,020
C-470 Express Lanes
5.00% 12/31/56	1,000,000	1,080,130
Denver City & County Airport System Revenue Series A 5.00% 11/15/30 (AMT)	750,000	897,397
Series A 5.00% 12/1/48 (AMT)	1,000,000	1,154,700
Series A 5.25% 11/15/36	750,000	766,230
Series B 5.00% 11/15/28	250,000	276,920
Series B 5.00% 11/15/37	2,000,000	2,186,000
E-470 Public Highway Authority Series C 5.25% 9/1/25	310,000	323,439

		7,896,836

Water & Sewer Revenue Bonds – 0.92%
Dominion Water & Sanitation District 6.00% 12/1/46	250,000	265,930

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Water & Sewer Revenue Bonds (continued)
Guam Government Waterworks Authority Revenue 5.00% 7/1/40	360,000	$397,199

		663,129

Total Municipal Bonds (cost $94,985,349)		100,223,898

Short-Term Investments – 0.97%
Variable Rate Demand Notes – 0.97%¤
Denver City & County Series A1 1.50% 12/1/29 (SPA-JPMorgan Chase Bank N.A.)	450,000	450,000
Series A3 1.50% 12/1/31 (SPA-JPMorgan Chase Bank N.A.)	250,000	250,000

Total Short-Term Investments (cost $700,000)		700,000

Total Value of Securities – 140.07% (cost $95,685,349)		$100,923,898

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2019, the aggregate value of Rule 144A securities was $4,697,071, which represents 6.52% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of March 31, 2019.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 7 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

(continues)                                     9

Schedules of investments

Delaware Investments® Colorado Municipal Income Fund, Inc.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Build America Mutual Assurance Company

N.A. – National Association

SGI – Insured by Syncora Guarantee Inc.

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

March 31, 2019

	Principal Amount°	Value (US $)

Municipal Bonds – 143.61%

Corporate Revenue Bonds – 1.62%
Minneapolis Community Planning & Economic Development Department (Limited Tax Supported Common Bond Fund) 6.25% 12/1/30	1,000,000	$1,073,320
St. Paul Port Authority Solid Waste Disposal Revenue (Gerdau St. Paul Steel Mill Project) Series 7 144A 4.50% 10/1/37 (AMT) #	1,715,000	1,624,191

		2,697,511

Education Revenue Bonds – 20.78%
Bethel Charter School Lease Revenue (Spectrum High School Project) Series A 4.375% 7/1/52	1,100,000	1,108,657
Brooklyn Park Charter School Lease Revenue (Prairie Seeds Academy Project) Series A 5.00% 3/1/34	990,000	999,544
Series A 5.00% 3/1/39	170,000	168,932
Cologne Charter School Lease Revenue (Cologne Academy Project) Series A 5.00% 7/1/29	270,000	285,428
Series A 5.00% 7/1/45	445,000	449,054
Deephaven Charter School (Eagle Ridge Academy Project) Series A 5.25% 7/1/37	590,000	630,710
Series A 5.25% 7/1/40	500,000	531,660
Duluth Housing & Redevelopment Authority (Duluth Public Schools Academy Project) Series A 5.00% 11/1/48	1,200,000	1,238,220
Forest Lake Minnesota Charter School Revenue (Lake International Language Academy) Series A 5.375% 8/1/50	915,000	951,344
Series A 5.75% 8/1/44	705,000	738,142
Hugo Charter School Lease Revenue (Noble Academy Project) Series A 5.00% 7/1/44	775,000	798,723

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Hugo Charter School Lease Revenue (Noble Academy Project) Series A 5.00% 7/1/34	255,000	$266,087
Minneapolis Charter School Lease Revenue (Hiawatha Academies Project) Series A 5.00% 7/1/36	750,000	774,323
(Hiawatha Academies Project) Series A 5.00% 7/1/47	900,000	915,255
Minneapolis Student Housing Revenue (Riverton Community Housing Project) 5.25% 8/1/39	205,000	215,873
5.50% 8/1/49	990,000	1,049,865
Minnesota Higher Education Facilities Authority Revenue (Bethel University) 5.00% 5/1/47	1,250,000	1,348,075
(Carleton College) 4.00% 3/1/36	485,000	524,498
5.00% 3/1/44	905,000	1,052,759
(College of St. Benedict) 4.00% 3/1/36	410,000	422,296
(Gustavus Adolphus College) 5.00% 10/1/47	2,600,000	2,932,358
(Macalester College) 4.00% 3/1/42	900,000	955,449
4.00% 3/1/48	600,000	634,548
(St. Catherine University) Series A 4.00% 10/1/38	920,000	943,340
Series A 5.00% 10/1/45	785,000	877,693
(St. Johns University)
Series 8-I 5.00% 10/1/31	235,000	271,199
Series 8-I 5.00% 10/1/34	35,000	40,142
(St. Olaf College) Series 8-N 4.00% 10/1/35	590,000	641,595
(St. Scholastic College) Series H 5.25% 12/1/35	1,000,000	1,017,750
(Trustees Of The Hamline University Of Minnesota) Series B 5.00% 10/1/47	1,055,000	1,114,344
(University of St. Thomas) Series 7-U 5.00% 4/1/22	750,000	822,630
Series A 4.00% 10/1/37	500,000	537,205

(continues)                                     11

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Otsego Charter School (Kaleidoscope Charter School) Series A 5.00% 9/1/34	230,000	$233,915
Series A 5.00% 9/1/44	400,000	402,808
Rice County Educational Facilities Revenue (Shattuck-St. Mary’s School) Series A 144A 5.00% 8/1/22 #	1,250,000	1,312,450
St. Cloud Charter School Lease Revenue (Stride Academy Project) Series A 5.00% 4/1/46	375,000	209,970
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue (Academia Cesar Chavez School Project) Series A 5.25% 7/1/50	825,000	847,457
(Great River School Project)
Series A 144A 4.75% 7/1/29 #	100,000	103,653
Series A 144A 5.50% 7/1/38 #	240,000	253,318
(Nova Classical Academy Project)
Series A 4.125% 9/1/47	750,000	727,365
Series A 6.375% 9/1/31	750,000	809,947
(Twin Cities Academy
Project) Series A 5.30% 7/1/45	630,000	643,369
University of Minnesota Series A 5.00% 9/1/40	1,240,000	1,459,716
Series A 5.00% 9/1/42	2,000,000	2,349,480

		34,611,146

Electric Revenue Bonds – 17.03%
Central Minnesota Municipal Power Agency Revenue (Brookings Southeast Twin Cities Transportation) 5.00% 1/1/32	1,130,000	1,221,745
(Brookings Twin Cities Transmission Project) 5.00% 1/1/42	1,000,000	1,071,970
Chaska Electric Revenue Series A 5.00% 10/1/28	445,000	523,253

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Electric Revenue Bonds (continued)
Minnesota Municipal Power Agency Electric Revenue 5.00% 10/1/25	500,000	$582,155
5.00% 10/1/26	500,000	580,850
5.00% 10/1/27	320,000	370,461
5.00% 10/1/47	1,755,000	2,012,529
Northern Municipal Power Agency Series A 5.00% 1/1/26	100,000	110,895
Series A 5.00% 1/1/30	340,000	372,813
Rochester Electric Utility Revenue Series A 5.00% 12/1/42	605,000	697,861
Series A 5.00% 12/1/47	985,000	1,134,405
Series B 5.00% 12/1/30	1,300,000	1,472,744
Series B 5.00% 12/1/43	1,000,000	1,118,080
Southern Minnesota Municipal Power Agency Supply Revenue Series A 5.00% 1/1/41	240,000	272,782
Series A 5.00% 1/1/47	1,650,000	1,925,071
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue Series A 4.00% 10/1/33	285,000	305,289
Series B 4.00% 10/1/37	800,000	842,944
Western Minnesota Municipal Power Agency Supply Revenue Series A 5.00% 1/1/25	3,000,000	3,352,200
Series A 5.00% 1/1/26	1,000,000	1,115,080
Series A 5.00% 1/1/33	1,000,000	1,124,710
Series A 5.00% 1/1/40	750,000	834,203
Series A 5.00% 1/1/46	2,500,000	2,769,825
Series A 5.00% 1/1/49	3,860,000	4,549,859

		28,361,724

Healthcare Revenue Bonds – 37.56%
Anoka Health Care Facilities Revenue 5.375% 11/1/34	610,000	650,614
Apple Valley Senior Housing Revenue (PHS Senior Housing, Inc. Orchard Path Project) 4.50% 9/1/53	1,160,000	1,170,904
5.00% 9/1/58	1,605,000	1,696,822

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Apple Valley Senior Living Revenue
(Senior Living LLC Project) Series B 5.00% 1/1/47	750,000	$766,853
Series D 7.00% 1/1/37	720,000	721,591
Series D 7.25% 1/1/52	1,000,000	1,011,630
Bethel Housing & Health Care Facilities Revenue (Benedictine Health System- St. Peter Communities Project) Series A 5.50% 12/1/48	500,000	509,970
Center City Health Care Facilities Revenue (Hazelden Betty Ford Foundation Project) 5.00% 11/1/27	500,000	554,685
(Hazelden Foundation
Project) 5.00% 11/1/41	1,600,000	1,620,032
City of Bethel (The Lodge at Lakes at Stillwater Project) 5.25% 6/1/58	900,000	937,404
Cloquet Housing Facilities Revenue (HADC Cloquet Project) Series A 5.00% 8/1/48	500,000	505,995
Dakota County Community Development Agency Senior Housing Revenue (Walker Highview Hills Project) Series A 144A 5.00% 8/1/46 #	370,000	379,553
Series A 144A 5.00% 8/1/51 #	755,000	773,309
Deephaven Housing & Healthcare Revenue (St. Therese Senior Living Project) Series A 5.00% 4/1/38	280,000	282,117
Series A 5.00% 4/1/40	270,000	271,844
Duluth Economic Development Authority (Essentia Health Obligated Group) Series A 5.00% 2/15/48	810,000	915,057

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Duluth Economic Development Authority (St. Luke’s Hospital Authority Obligation Group) 5.75% 6/15/32	1,400,000	$1,526,406
6.00% 6/15/39	1,000,000	1,099,330
Hayward (American Baptist Homes Midwest) 5.75% 2/1/44	500,000	512,150
Hayward Health Care Facilities Revenue (St. John’s Lutheran Home of Albert Lea) 5.375% 10/1/44	260,000	268,034
Maple Grove Health Care Facilities Revenue (Maple Grove Hospital Corporation) 4.00% 5/1/37	1,000,000	1,045,350
(North Memorial Health
Care) 5.00% 9/1/30	865,000	973,981
Minneapolis Health Care System Revenue (Fairview Health Services) Series A 4.00% 11/15/48	2,855,000	2,982,219
Series A 5.00% 11/15/33	500,000	575,185
Series A 5.00% 11/15/34	500,000	573,870
Series A 5.00% 11/15/49	2,000,000	2,292,620
Minneapolis Senior Housing & Healthcare Revenue (Ecumen Mill City Quarter) 5.25% 11/1/45	850,000	877,005
5.375% 11/1/50	200,000	206,902
(Ecumen-Abiitan Mill City Project) 5.00% 11/1/35	220,000	225,782
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Revenue (Allina Health System) Series A 5.00% 11/15/29	585,000	705,001
(Children’s Health Care Facilities) Series A1 5.00% 8/15/34 (AGM)	500,000	519,640
Rochester Health Care & Housing Revenue (The Homestead at Rochester Project) Series A 6.875% 12/1/48	1,220,000	1,318,747

(continues)                                     13

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Rochester Health Care Facilities Revenue (Mayo Clinic) 4.00% 11/15/41	4,860,000	$5,002,398
Sartell Health Care Facilities Revenue (Country Manor Campus Project) 5.25% 9/1/30	1,000,000	1,071,120
Series A 5.30% 9/1/37	600,000	649,410
Shakopee Health Care Facilities Revenue (St. Francis Regional Medical Center) 4.00% 9/1/31	205,000	215,576
5.00% 9/1/34	165,000	181,678
St. Cloud Health Care Revenue (Centracare Health System Project) 4.00% 5/1/49	1,585,000	1,668,577
5.00% 5/1/48	2,250,000	2,631,713
Series A 4.00% 5/1/37	1,295,000	1,379,214
Series A 5.00% 5/1/46	4,800,000	5,426,352
Series B 5.00% 5/1/24	1,400,000	1,609,286
(Unrefunded - Centracare Health System Project) 5.125% 5/1/30	95,000	98,373
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue (Allina Health System) Series A1 5.25% 11/15/29	640,000	654,931
(Fairview Health Services) Series A 4.00% 11/15/43	905,000	953,988
Series A 5.00% 11/15/47	680,000	775,560
(Health Partners Obligation Group Project) 5.00% 7/1/29	2,000,000	2,314,800
Series A 5.00% 7/1/32	1,100,000	1,247,092
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue (Senior Episcopal Homes Project) 5.125% 5/1/48	1,200,000	1,208,064
Series A 4.75% 11/1/31	740,000	741,532

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Wayzata Senior Housing Revenue (Folkestone Senior Living Community)
Series A 5.50% 11/1/32	420,000	$429,089
Series A 5.75% 11/1/39	945,000	965,525
Series A 6.00% 5/1/47	1,475,000	1,507,214
Winona Health Care Facilities Revenue (Winona Health Obligation) 4.65% 7/1/26	465,000	481,298
4.75% 7/1/27	785,000	814,155
5.00% 7/1/34	750,000	775,913
Woodbury Housing & Redevelopment Authority Revenue (St. Therese of Woodbury) 5.125% 12/1/44	1,250,000	1,286,713

		62,560,173

Housing Revenue Bonds – 1.89%
Minneapolis Multifamily Housing Revenue (Olson Townhomes Project) 6.00% 12/1/19 (AMT)	190,000	190,367
Minnesota Housing Finance Agency (Non Ace - State Appropriated Housing) 5.00% 8/1/33	1,390,000	1,587,352
Minnesota State Housing Finance Agency Homeownership (Mortgage-Backed Securities Program) 4.40% 7/1/32 (GNMA) (FNMA)	755,000	769,413
Northwest Multi-County Housing & Redevelopment Authority (Pooled Housing Program) 5.50% 7/1/45	560,000	592,542

		3,139,674

Lease Revenue Bonds – 9.93%
Minnesota State General Fund Revenue Appropriations Series A 5.00% 6/1/32	780,000	876,338
Series A 5.00% 6/1/38	5,500,000	6,133,050
Series A 5.00% 6/1/43	1,750,000	1,946,700

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Minnesota State General Fund Revenue Appropriations Series B 5.00% 3/1/29	1,000,000	$1,091,270
Minnesota State Housing Finance Agency (Non Ace - State Appropriated Housing) Series C 5.00% 8/1/36	1,000,000	1,137,100
University of Minnesota Special Purpose Revenue (State Supported Biomed Science Research) 5.00% 8/1/35	1,040,000	1,083,628
5.00% 8/1/36	4,000,000	4,276,680

		16,544,766

Local General Obligation Bonds – 12.44%
Brainerd Independent School District No 181 (General Obligation School Building Bonds) Series A 4.00% 2/1/38	1,500,000	1,614,255
Brainerd Independent School District No. 181 (General Obligation School Building Bonds) Series A 4.00% 2/1/43	1,500,000	1,596,675
Burnsville-Eagan-Savage Independent School District No 191 (Alternative Facilities) Series A 4.00% 2/1/28	1,185,000	1,305,953
Duluth Independent School District No 709 Series A Series A 4.00% 2/1/27	600,000	651,804
Duluth, Minnesota (Improvement DECC) Series A 5.00% 2/1/34	545,000	635,666
Edina Independent School District No. 273 Series A 5.00% 2/1/27	1,500,000	1,770,795
Hennepin County Series A 5.00% 12/1/36	1,190,000	1,416,100
Series A 5.00% 12/1/37	1,240,000	1,486,710
Series A 5.00% 12/1/41	1,060,000	1,248,680
Hopkins Independent School District No. 270 Series A 5.00% 2/1/28	1,000,000	1,059,030

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Mahtomedi Independent School District No. 832 (School Building) Series A 5.00% 2/1/28	515,000	$606,721
Mounds View Independent School District No. 621 (School Building) Series A 4.00% 2/1/43	2,000,000	2,126,040
St. Michael-Albertville Independent School District No. 885 (School Building) Series A 5.00% 2/1/27	1,300,000	1,563,328
St. Paul Independent School District No. 625 (School Building) Series B 5.00% 2/1/26	1,000,000	1,118,670
Willmar (Rice Memorial Hospital Project) Series A 4.00% 2/1/32	2,440,000	2,508,832

		20,709,259

Pre-Refunded/Escrowed to Maturity Bonds – 18.52%
Anoka Health Care Facilities Revenue (Homestead Anoka Project) Series A 7.00% 11/1/46-19 §	1,200,000	1,248,804
Dakota-Washington Counties Housing & Redevelopment Authority Single Family Residential Mortgage Revenue (City of Bloomington) Series B 8.375% 9/1/21 (GNMA) (AMT)	7,055,000	8,086,088
Deephaven Charter School (Eagle Ridge Academy Project) Series A 5.50% 7/1/43-23 §	500,000	578,410
Minnesota Higher Education Facilities Authority Revenue (College of St. Benedict) Series 7-M 5.00% 3/1/31-20 §	300,000	309,324
Series 7-M 5.125% 3/1/36-20 §	275,000	283,858

(continues)                                     15

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund, Inc.

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Minnesota Higher Education Facilities Authority Revenue (St. Catherine University) Series 7-Q 5.00% 10/1/32-22 §	700,000	$777,602
(University of St. Thomas) Series 7-A 5.00% 10/1/39-19 §	1,000,000	1,017,020
Minnesota State (Various Purposes) Series D 5.00% 8/1/24-20 §	65,000	67,931
Rochester Health Care & Housing Revenue (Samaritan Bethany) Series A 7.375% 12/1/41-19 §	1,220,000	1,265,884
St. Cloud Health Care Revenue (Centracare Health System Project) 5.50% 5/1/39-19 (AGC) §	500,000	501,580
Series A 5.125% 5/1/30-20 §	3,830,000	3,975,693
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue (Allina Health System) Series A1 5.25% 11/15/29-19 §	755,000	772,139
St. Paul Housing & Redevelopment Authority Hospital Facility (Healtheast Care System Project) Series A 5.00% 11/15/29-25 §	395,000	472,993
Series A 5.00% 11/15/30-25 §	290,000	347,261
University of Minnesota Series A 5.50% 7/1/21	4,000,000	4,191,320
Series D 5.00% 12/1/27-21 §	1,110,000	1,210,144
Series D 5.00% 12/1/29-21 §	1,265,000	1,379,128
Series D 5.00% 12/1/31-21 §	1,000,000	1,090,220
Series D 5.00% 12/1/36-21 §	3,000,000	3,270,660

		30,846,059

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds – 1.54%
Guam Government Business Privilege Tax Revenue Series A 5.25% 1/1/36	150,000	$156,309
Minneapolis Revenue (YMCA Greater Twin Cities Project) 4.00% 6/1/29	165,000	181,817
Puerto Rico Sales Tax Financing Revenue (Restructured) Series A-1 4.75% 7/1/53	550,000	522,869
Series A-1 5.00% 7/1/58	630,000	624,047
St. Paul Sales Tax Revenue Series G 5.00% 11/1/30	935,000	1,075,362

		2,560,404

State General Obligation Bonds – 12.36%
Minnesota State Series A 5.00% 8/1/24	1,000,000	1,172,310
Series A 5.00% 8/1/29	700,000	830,382
Series E 5.00% 10/1/26	1,480,000	1,819,009
(State Trunk Highway) Series B 5.00% 10/1/22	5,500,000	5,966,895
Series B 5.00% 10/1/29	3,315,000	3,576,089
(Various Purposes) Series D 5.00% 8/1/24	2,635,000	2,752,995
Series F 5.00% 10/1/22	4,000,000	4,470,360

		20,588,040

Transportation Revenue Bonds – 6.80%
Minneapolis – St. Paul Metropolitan Airports Commission Revenue 5.00% 1/1/22	670,000	709,697
Subordinate Series A 5.00% 1/1/31	410,000	491,770
Series A 5.00% 1/1/32	1,255,000	1,496,198
Series B 5.00% 1/1/26	540,000	587,493
Series B 5.00% 1/1/26 (AMT)	500,000	564,830
Series B 5.00% 1/1/27	1,190,000	1,292,661
Series B 5.00% 1/1/30	500,000	540,890
Series B 5.00% 1/1/31	250,000	270,167
Series C 5.00% 1/1/33	2,000,000	2,375,340
Series C 5.00% 1/1/36	1,000,000	1,175,410
Series C 5.00% 1/1/46	1,245,000	1,434,551

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
St. Paul Port Authority Revenue (Amherst H. Wilder Foundation) Series 3 5.00% 12/1/36	380,000	$383,762

		11,322,769

Water & Sewer Revenue Bonds – 3.14%
Guam Government Waterworks Authority 5.00% 7/1/40	840,000	926,797
Metropolitan Council Waste Water Revenue Series B 4.00% 9/1/27	1,145,000	1,229,387
Series C 4.00% 3/1/31	1,355,000	1,513,318
Series C 4.00% 3/1/32	1,405,000	1,556,712

		5,226,214

Total Municipal Bonds (cost $231,227,713)		239,167,739

Short-Term Investments – 0.30%
Variable Rate Demand Notes – 0.30%¤
Minneapolis Variable Rate Demand Health Care System Revenue Series C (Fairview Health Services) 1.48% 11/15/48 (LOC- Wells Fargo Bank N.A.)	100,000	100,000
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Revenue Series B-2 (Allina Health System) 1.50% 11/15/35 (LOC- JPMorgan Chase Bank N.A.)	400,000	400,000

Total Short-Term Investments (cost $500,000)		500,000

Total Value of Securities – 143.91% (cost $231,727,713)		$239,667,739

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2019, the aggregate value of Rule 144A securities was $4,446,474, which represents 2.67% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of March 31, 2019.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by USTreasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 7 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

FNMA – Federal National Mortgage Association Collateral

GNMA – Government National Mortgage Association Collateral

LOC – Letter of Credit

N.A. – National Association

USD – United States Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Investments® National Municipal Income Fund

March 31, 2019

	Principal Amount°	Value (US $)

Municipal Bonds – 147.14%

Corporate Revenue Bonds – 12.90%
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed Senior Turbo Series A-2 5.875% 6/1/47	500,000	$488,850
Central Plains Energy Project Revenue, Nebraska (Project No. 3) Series A 5.00% 9/1/36	225,000	273,019
Commonwealth Financing Authority Revenue, Pennsylvania (Tobacco Master Settlement Payment) 4.00% 6/1/39 (AGM)	1,015,000	1,066,948
Florida Development Finance Corporation Surface Transportation Facility Revenue (Brightline Passenger Rail Project) 144A 5.625% 1/1/47 (AMT)#●	300,000	311,847
Golden State Tobacco Securitization, California Series A-1 5.00% 6/1/47	250,000	249,495
Louisiana Local Government Environmental Facilities & Community Development Authority (Westlake Chemical) Series A 6.50% 8/1/29	645,000	681,094
Series A-1 6.50% 11/1/35	255,000	271,904
M-S-R Energy Authority, California Gas Series B 6.50% 11/1/39	250,000	363,017
Series C 7.00% 11/1/34	1,000,000	1,477,120
New York Transportation Development (Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project) 4.00% 1/1/36 (AMT)	750,000	777,705
Shoals, Indiana (National Gypsum Project) 7.25% 11/1/43 (AMT)	310,000	343,700
Suffolk County, New York Tobacco Asset Securitization Series B 5.00% 6/1/32	750,000	792,135

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Corporate Revenue Bonds (continued)
Tobacco Settlement Financing Corporation, Louisiana Asset-Backed Note Series A 5.25% 5/15/35	460,000	$502,421
Tobacco Settlement Financing Corporation, New Jersey Series A 5.00% 6/1/46	130,000	141,551
Series B 5.00% 6/1/46	335,000	353,887
TSASC Revenue, New York (Settlement) Series A 5.00% 6/1/41	60,000	64,817
Valparaiso, Indiana (Pratt Paper Project) 7.00% 1/1/44 (AMT)	240,000	279,118

		8,438,628

Education Revenue Bonds – 25.47%
Arizona Industrial Development Authority Revenue (American Charter Schools Foundation Project) 144A 6.00% 7/1/47 #	330,000	360,436
California Educational Facilities Authority Revenue (Loma Linda University) Series A 5.00% 4/1/47	500,000	570,715
(Stanford University) Series V-1 5.00% 5/1/49	1,000,000	1,394,830
East Hempfield Township, Pennsylvania Industrial Development Authority (Student Services Income - Student Housing Project) 5.00% 7/1/35	1,000,000	1,052,610
Health & Educational Facilities Authority of the State of Missouri (St. Louis College of Pharmacy Project) 5.25% 5/1/33	500,000	537,070
(Washington University) Series B 5.00% 11/15/30	600,000	649,776
Illinois Finance Authority Revenue (CHF - Chicago, L.L.C. - University Of Illinois at Chicago Project) Series A 5.00% 2/15/50	460,000	501,303

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Illinois Finance Authority Revenue (Chicago International Charter School Project) 5.00% 12/1/47	535,000	$570,283
Kent County, Delaware Student Housing and Dining Facilities Revenue (CHF-Dover, L.L.C. - Delaware State University Project) Series A 5.00% 7/1/53	115,000	123,929
Louisiana Public Facilities Authority Revenue (Provident Group-Flagship Properties) Series A 5.00% 7/1/56	500,000	541,895
Maryland Health & Higher Educational Facilities Authority (Loyola University) Series A 5.00% 10/1/39	650,000	707,193
Massachusetts Development Finance Agency (Umass Boston Student Housing Project) 5.00% 10/1/48	285,000	308,282
Montgomery County, Pennsylvania Higher Education & Health Authority Revenue (Arcadia University) 5.25% 4/1/30	550,000	564,036
New Hope, Texas Cultural Education Facilities (Chief-Collegiate Housing-Tarleton St.) Series A 5.00% 4/1/34	1,000,000	1,063,980
New York City, New York Trust For Cultural Resources (Whitney Museum of American Art) 5.00% 7/1/31	500,000	528,200
New York State Dormitory Authority (Columbia University) Series A 1.38% 9/1/39 ●	150,000	150,000
5.00% 10/1/41	600,000	637,362
Pennsylvania State University Series A 5.00% 9/1/47	1,000,000	1,172,550

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Philadelphia, Pennsylvania Authority for Industrial Development (1st Philadelphia Preparatory College) Series A 7.25% 6/15/43	370,000	$416,698
Phoenix, Arizona Industrial Development Authority Revenue (Rowan University Project) 5.00% 6/1/42	1,000,000	1,068,730
Pima County, Arizona Industrial Development Authority Education Revenue (Edkey Charter School Project) 6.00% 7/1/48	500,000	475,485
Private Colleges & Universities Authority Revenue, Georgia (Mercer University) Series A 5.00% 10/1/32	135,000	141,498
Swarthmore Borough Authority, Pennsylvania (Swarthmore College Project) 5.00% 9/15/32	490,000	557,645
Troy, New York Capital Resource Revenue (Rensselaer Polytechnic) Series A 5.125% 9/1/40	600,000	624,822
University of California Series AI 5.00% 5/15/32	1,000,000	1,122,720
Series AZ 5.25% 5/15/58	465,000	550,760
Wyoming Community Development Authority Student Housing Revenue (CHF-Wyoming LLC) 6.50% 7/1/43	250,000	262,943

		16,655,751

Electric Revenue Bonds – 2.65%
JEA Electric System Revenue, Florida Series A 5.00% 10/1/33	355,000	395,360
Long Island Power Authority, New York Electric System Revenue 5.00% 9/1/47	305,000	351,674
Series A 5.00% 9/1/44	250,000	276,770
Series B 5.00% 9/1/46	130,000	148,191

(continues)                                     19

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Electric Revenue Bonds (continued)
Philadelphia, Pennsylvania Gas Works Revenue (1998 General Ordinance Fifteenth Series) 5.00% 8/1/47	500,000	$564,450

		1,736,445

Healthcare Revenue Bonds – 29.82%
Alabama Special Care Facilities Financing Authority-Birmingham Alabama (Methodist Home for the Aging) 6.00% 6/1/50	500,000	549,310
Allegheny County Hospital, Pennsylvania Development Authority (Allegheny Health Network Obligated Group Issue) Series A 4.00% 4/1/44	300,000	307,869
Arizona Health Facilities Authority Revenue (Catholic Healthcare West) Series D 5.00% 7/1/28	500,000	503,460
Arizona Industrial Development Authority Revenue (Great Lakes Senior Living Communities LLC Project) Series A 5.00% 1/1/54	190,000	202,358
Series B 5.00% 1/1/49	70,000	73,412
Series B 5.125% 1/1/54	85,000	89,094
Berks County, Pennsylvania Industrial Development Authority Revenue (Tower Health Project) 5.00% 11/1/50	1,000,000	1,122,310
California Health Facilities Financing Authority Revenue (Kaiser Permanente) Series A-2 5.00% 11/1/47	400,000	555,056
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series A 144A 5.25% 12/1/56 #	760,000	831,486

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Capital Trust Agency, Florida (Tuscan Gardens Senior Living Center) Series A 7.00% 4/1/49	375,000	$361,823
Colorado Health Facilities Authority Revenue (Healthcare Facilities - American Baptist) 8.00% 8/1/43	330,000	372,590
Cuyahoga County, Ohio Hospital Revenue (The Metrohealth System) 5.50% 2/15/57	1,000,000	1,115,040
Idaho Health Facilities Authority Revenue (St. Luke’s Health System Project) Series A 5.00% 3/1/33	1,250,000	1,464,325
Kalispell, Montana (Immanuel Lutheran Corporation Project) Series A 5.25% 5/15/37	700,000	735,343
Lycoming County, Pennsylvania Authority Health System Revenue (Susquehanna Health System Project) Series A 5.50% 7/1/28	500,000	504,345
Maine Health & Higher Educational Facilities Authority Revenue (Maine General Medical Center) 6.75% 7/1/41	300,000	324,672
Maricopa County, Arizona Industrial Development Authority Health Facilities Revenue (Catholic Healthcare West) Series A 6.00% 7/1/39	500,000	505,020
Maryland Health & Higher Educational Facilities Authority (University Of Maryland Medical System Issue) Series D 4.00% 7/1/48	255,000	266,562
Miami-Dade County, Florida Health Facilities Authority Revenue (Nicklaus Children’s Hospital Project) 5.00% 8/1/47	200,000	226,874

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Michigan Finance Authority Revenue (Beaumont Health Credit Group) 5.00% 11/1/44	1,000,000	$1,114,370
Montgomery County Higher Education & Health Authority Revenue (Thomas Jefferson University) 4.00% 9/1/49	750,000	775,283
Moon, Pennsylvania Industrial Development Authority (Baptist Homes Society Obligation) 6.125% 7/1/50	750,000	801,360
New Hope, Texas Cultural Education Facilities (Cardinal Bay Inc.) Series A1 4.00% 7/1/36	55,000	57,351
Series A1 5.00% 7/1/46	135,000	149,433
Series A1 5.00% 7/1/51	135,000	148,844
Series B 4.25% 7/1/36	80,000	83,025
Series B 4.75% 7/1/51	160,000	168,286
New Jersey Health Care Facilities Financing Authority Revenue (St. Peters University Hospital) 6.25% 7/1/35	300,000	320,469
New York State Dormitory Authority (Orange Regional Medical Center) 144A 5.00% 12/1/35 #	500,000	568,370
Oklahoma Development Finance Authority Revenue (OU Medicine Project) Series B 5.50% 8/15/57	215,000	246,409
Orange County, Florida Health Facilities Authority Revenue (Mayflower Retirement Center) 5.00% 6/1/32	400,000	416,452
5.00% 6/1/36	250,000	259,240
5.125% 6/1/42	750,000	777,030
Oregon State Facilities Authority Revenue (Peacehealth Project) Series A 5.00% 11/15/29	500,000	568,425

	Principal Amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Palm Beach County Health Facilities Authority, Florida (Sinai Residences Boca Raton Project) Series A 7.25% 6/1/34	20,000	$22,463
Series A 7.50% 6/1/49	105,000	118,571
Palomar Health, California 5.00% 11/1/39	130,000	142,957
Tarrant County, Texas Cultural Education Facilities Finance (Buckner Senior Living - Ventana Project) 6.75% 11/15/47	250,000	281,373
Westminster, Maryland (Lutheran Village Millers Grant Inc.) 6.00% 7/1/34	500,000	532,985
Wisconsin Health & Educational Facilities Authority (Covenant Communities, Inc. Project) Series A1 4.00% 7/1/48	20,000	20,154
Series B 5.00% 7/1/53	1,000,000	1,023,650
Yavapai County, Arizona Industrial Development Authority Revenue (Yavapai Regional Medical Center) Series A 5.00% 8/1/28	720,000	795,694

		19,503,143

Lease Revenue Bonds – 7.78%
California State Public Works Board Lease Revenue (Various Capital Projects) Series A 5.00% 4/1/37	1,000,000	1,081,970
Idaho State Building Authority Revenue (Health & Welfare Project) Series A 5.00% 9/1/24	135,000	147,743
Minnesota State General Revenue Appropriations Series B 5.00% 3/1/29	1,000,000	1,091,270
New Jersey Economic Development Authority Series WW 5.25% 6/15/30	1,000,000	1,110,370

(continues)                                     21

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
New Jersey Transportation Trust Fund Authority (Federal Highway Reimbursement Revenue Refunding Notes) Series A 5.00% 6/15/29	1,000,000	$1,142,960
Public Finance Authority, Wisconsin Airport Facilities Revenue (AFCO Investors II Portfolio) 144A 5.75% 10/1/31 (AMT)#	500,000	514,870

		5,089,183

Local General Obligation Bonds – 5.27%
Chicago Board of Education, Illinois 5.00% 4/1/42	205,000	222,417
5.00% 4/1/46	210,000	227,239
Chicago, Illinois Series A 5.00% 1/1/44	490,000	520,405
Series A 5.50% 1/1/34	225,000	246,746
Series A 5.50% 1/1/49	455,000	502,798
Series C 5.00% 1/1/38	500,000	530,605
District of Columbia Series A 5.00% 6/1/37	1,000,000	1,183,730
New York, New York Series I-1 5.375% 4/1/36	10,000	10,017

		3,443,957

Pre-Refunded/Escrowed to Maturity Bonds – 15.39%
Atlanta, Georgia Water & Wastewater Revenue Series A 6.25% 11/1/39-19§	300,000	308,289
Bowling Green, Ohio Student Housing Revenue (CFP I State University Project) 6.00% 6/1/45-20§	260,000	273,411
Brooklyn Arena Local Development, New York Pilot Revenue (Barclays Center Project) 6.25% 7/15/40-20§	940,000	975,570
6.50% 7/15/30-20§	300,000	311,913
California Municipal Finance Authority Mobile Home Park Revenue (Caritas Project) Series A 6.40% 8/15/45-20§	400,000	425,244

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
California State 6.00% 4/1/38-19§	35,000	$35,000
Central Texas Regional Mobility Authority Revenue Senior Lien 6.00% 1/1/41-21§	520,000	558,693
Hawaii Pacific Health Special Purpose Revenue Series A 5.50% 7/1/40-20§	300,000	314,727
Illinois Finance Authority Revenue (Silver Cross & Medical Centers) 7.00% 8/15/44-19§	950,000	968,791
JEA Electric System Revenue, Florida Series A 5.00% 10/1/33-23§	645,000	737,680
Koyukuk, Alaska Revenue (Tanana Chiefs Conference Health Care Facility Project) 7.75% 10/1/41-19§	300,000	309,102
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project) 6.50% 5/15/37-21§	105,000	115,700
Maryland State Economic Development Revenue (Transportation Facilities Project) Series A 5.75% 6/1/35-20§	255,000	267,421
Metropolitan Transportation Authority Revenue, New York Series A 5.00% 11/15/41-21§	190,000	207,529
(Unrefunded) Series A 5.00% 11/15/41-21§	310,000	338,601
Monroe County, New York Industrial Development Revenue (Nazareth College Rochester Project) 5.50% 10/1/41-21§	495,000	543,352
Monroe County, Pennsylvania Hospital Authority Revenue (Pocono Medical Center) Series A 5.00% 1/1/41-22§	500,000	545,075

	Principal Amount°	Value (US $)

Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
New Hampshire Health and Education Facilities Authority Revenue (Dartmouth - Hitchcock Medical Center) 6.00% 8/1/38-19§	300,000	$304,374
New Jersey Economic Development Authority Revenue (MSU Student Housing Project) 5.875% 6/1/42-20§	450,000	472,833
New Jersey Turnpike Authority Series A 5.00% 1/1/27-22§	475,000	527,169
Series A 5.00% 1/1/27-22§	25,000	27,746
New York City, New York Water & Sewer System Revenue 5.00% 6/15/47-23§	160,000	182,653
Oregon State Facilities Authority Revenue (Concordia University Project) Series A 144A 6.125% 9/1/30-20#§	100,000	105,500
Pennsylvania State Higher Educational Facilities Authority Revenue (Edinboro University Foundation) 5.80% 7/1/30-20§	400,000	420,600
Pennsylvania Turnpike Commission Subordinate (Motor License Fund) Series B 5.00% 12/1/41-21§	260,000	283,457
University Medical Center, Tucson, Arizona Hospital Revenue 6.50% 7/1/39-19§	500,000	506,115

		10,066,545

Special Tax Revenue Bonds – 10.75%
Allentown, Pennsylvania Neighborhood Improvement Zone Development Authority Revenue (City Center Project) 144A 5.375% 5/1/42 #	175,000	184,702

	Principal Amount°	Value (US $)

Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Central Puget Sound, Washington Regional Transit Authority (Green Bond - Improvement) Series S-1 5.00% 11/1/35	750,000	$867,667
Guam Government Business Privilege Tax Revenue Series B-1 5.00% 1/1/42	540,000	555,287
Kansas City, Missouri Redevelopment Authority Revenue (Convention Centre Hotel Project - TIF Financing) Series B 144A 5.00% 2/1/40 #	135,000	141,022
Massachusetts Bay Transportation Authority Senior Series A 5.25% 7/1/29	200,000	260,416
Mosaic District, Virginia Community Development Authority Revenue Series A 6.875% 3/1/36	520,000	553,488
New Jersey Economic Development Authority Revenue (Cigarette Tax) 5.00% 6/15/28	200,000	214,676
5.00% 6/15/29	800,000	856,712
(School Facilities Construction) Series AA 5.50% 12/15/29	295,000	297,150
New York State Dormitory Authority Series A 5.00% 3/15/33	1,000,000	1,114,810
Northampton County, Pennsylvania Industrial Development Authority Revenue (Route 33 Project) 7.00% 7/1/32	205,000	230,576
Public Finance Authority, Wisconsin Airport Facilities Revenue (American Dream @ Meadowlands Project) 144A 7.00% 12/1/50 #	380,000	443,943

(continues)                                     23

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal Amount°	Value (US $)

Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Regional Transportation District, Colorado Tax Revenue (Denver Transit Partners) 6.00% 1/15/41	500,000	$513,900
Sales Tax Securitization, Illinois Series A 5.00% 1/1/40	500,000	556,465
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue (Sales Tax - Vacation Village Project A) Series A 5.75% 9/1/32	220,000	237,963

		7,028,777

State General Obligation Bonds – 8.62%
California State 5.25% 11/1/40	320,000	335,830
(Various Purposes) 5.00% 4/1/32	270,000	349,645
5.00% 10/1/41	440,000	472,498
5.00% 11/1/47	1,000,000	1,171,210
Series A 5.00% 10/1/28	1,000,000	1,265,110
(Unrefunded-Various Purpose) 6.00% 4/1/38	70,000	70,054
Illinois State 5.00% 5/1/36	90,000	93,796
5.00% 11/1/36	1,170,000	1,240,434
5.00% 2/1/39	160,000	165,650
Series A 5.00% 4/1/38	170,000	175,261
New York State
Series A 5.00% 2/15/39	300,000	300,771

		5,640,259

Transportation Revenue Bonds – 25.57%
Alameda Corridor, California Transportation Authority (2nd Sub Lien) Series B 5.00% 10/1/37	430,000	483,324
Atlanta, Georgia Department of Aviation Series B 5.00% 1/1/29	1,000,000	1,143,270
California Municipal Finance Authority Mobile Home Park Revenue (LINXS APM Project) Series A 5.00% 12/31/47 (AMT)	615,000	697,225

	Principal Amount°	Value (US $)

Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Chicago, Illinois O’Hare International Airport Revenue (General-Senior Lien) Series D 5.25% 1/1/34	1,000,000	$1,107,240
Harris County, Texas Toll Road Authority Revenue (Senior Lien) Series A 4.00% 8/15/48	500,000	529,165
New Jersey Turnpike Authority Series A 4.00% 1/1/48	1,000,000	1,062,290
Series B 5.00% 1/1/40	250,000	292,233
New Orleans, Louisiana Aviation Board Series B 5.00% 1/1/45 (AMT)	1,000,000	1,097,820
New York Liberty Development Revenue (1 World Trade Center Port Authority Construction) 5.00% 12/15/41	500,000	538,575
New York Transportation Development (La Guardia Airport) Series A 5.25% 1/1/50 (AMT)	700,000	763,784
Pennsylvania Turnpike Commission Subordinate Series A-1 5.00% 12/1/43	500,000	541,845
Series A-1 5.00% 12/1/47	210,000	241,523
(Motor License Fund) Series B 5.00% 12/1/41	240,000	253,524
Port Authority of Allegheny County, Pennsylvania 5.75% 3/1/29	900,000	967,446
Port Authority of New York & New Jersey Special Project (JFK International Air Terminal) 6.00% 12/1/42	230,000	243,871
6.50% 12/1/28	500,000	521,825
Salt Lake City, Utah Airport Revenue Series B 5.00% 7/1/42	625,000	725,444
South Jersey Port, New Jersey (Subordinated Marine Terminal Revenue) Series A 5.00% 1/1/49	85,000	94,173

	Principal Amount°	Value (US $)

Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
South Jersey Port, New Jersey Series B 5.00% 1/1/42 (AMT)	85,000	$93,783
Series B 5.00% 1/1/48 (AMT)	195,000	214,110
St. Louis, Missouri Airport Revenue (Lambert St. Louis International) 5.00% 7/1/32 (AMT)	1,000,000	1,085,000
Series A-1 6.625% 7/1/34	325,000	328,851
Texas Private Activity Bond Surface Transportation Corporate Senior Lien Revenue (Blueridge Transportation Group) 5.00% 12/31/40 (AMT)	110,000	120,344
5.00% 12/31/45 (AMT)	110,000	119,768
5.00% 12/31/50 (AMT)	160,000	173,691
(LBJ Infrastructure) 7.00% 6/30/40	285,000	302,342
7.50% 6/30/33	665,000	710,898
(Mobility Partners) 7.50% 12/31/31	500,000	521,345
(NTE Mobility Partners) 6.75% 6/30/43 (AMT)	225,000	261,045
6.875% 12/31/39	1,000,000	1,035,860
7.00% 12/31/38 (AMT)	165,000	193,880
Virginia Small Business Financing Authority (Transform 66 P3 Project) 5.00% 12/31/56 (AMT)	235,000	256,350

		16,721,844

Water & Sewer Revenue Bonds – 2.92%
New York City, New York Water & Sewer System Revenue (Unrefunded Balance) 5.00% 6/15/47	185,000	204,262
Philadelphia, Pennsylvania Water & Wastewater Revenue Series A 5.00% 7/1/45	500,000	554,275

	Principal Amount°	Value (US $)

Municipal Bonds (continued)
Water & Sewer Revenue Bonds (continued)
Southern California Water Replenishment District 5.00% 8/1/41	1,000,000	$1,147,980

		1,906,517

Total Municipal Bonds (cost $91,350,444)		96,231,049

Short-Term Investment – 0.31%
Variable Rate Demand Note – 0.31%¤
Mississippi Business Finance Corporation Revenue Series C (Chevron USA Project) 1.48% 12/1/30	200,000	200,000

Total Short-Term Investment (cost $200,000)		200,000

Total Value of Securities – 147.45% (cost $91,550,444)		$96,431,049

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2019, the aggregate value of Rule 144A securities was $3,462,176, which represents 5.29% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of March 31, 2019.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 7 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market

(continues)                                     25

Schedules of investments

Delaware Investments® National Municipal Income Fund

conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

March 31, 2019

	Delaware Investments® Colorado Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Assets:
Investments, at value[1]	$100,923,898	$239,667,739	$96,431,049
Cash	—	435,975	—
Interest income receivable	1,425,012	3,147,334	1,305,040
Offering cost for preferred shareholders	60,512	74,901	65,717
Receivable for securities sold	—	—	531,511
Prepaid rating agency fee	28,250	21,250	11,250

Total assets	102,437,672	243,347,199	98,344,567

Liabilities:
Cash due to custodian	314,541	—	118,768
Liquidation value of preferred stock	30,000,000	75,000,000	30,000,000
Investment management fees payable	34,493	81,519	32,168
Other accrued expenses	23,854	37,353	25,398
Legal fees payable to affiliates	5,312	6,972	5,190
Audit and tax fees payable	4,723	4,723	4,723
Interest expense payable for leverage	2,211	5,527	2,211
Accounting and administration expenses payable to affiliates	666	1,110	644
Directors’/Trustees’ fees and expenses payable	562	1,294	507
Reports and statements to shareholders expenses payable to affiliates	57	131	52
Payable for securities purchased	—	1,668,648	2,756,076

Total liabilities	30,386,419	76,807,277	32,945,737

Total Net Assets Applicable to Common Shareholders	$72,051,253	$166,539,922	$65,398,830

Net Assets Applicable to Common Shareholders Consist of:
Paid-in capital ($0.001 par value)[2,3]	$66,918,121	$157,931,075	$60,209,588
Total distributable earnings (loss)	5,133,132	8,608,847	5,189,242

Total Net Assets Applicable to Common Shareholders	$72,051,253	$166,539,922	$65,398,830

Net Asset Value per Common Share	$14.90	$14.48	$14.44

[1]Investments, at cost	95,685,349	231,727,713	91,550,444
[2]Common shares outstanding	4,837,100	11,504,975	4,528,443
[3]Common shares authorized	200 million	200 million	unlimited

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

Year ended March 31, 2019

	Delaware Investments® Colorado Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Investment Income:
Interest	$4,346,638	$8,956,366	$4,173,281
Expenses:
Management fees	404,050	951,275	376,735
Interest expense	812,588	2,031,473	812,588
Rating agency fees	64,716	55,048	53,967
Legal fees	54,847	85,488	45,180
Accounting and administration expenses	54,551	78,999	53,331
Audit and tax fees	43,153	43,153	43,296
Dividend disbursing and transfer agent fees and expenses	31,448	69,859	32,194
Offering costs	17,986	24,172	20,853
Reports and statements to shareholders	15,140	34,387	18,070
Stock exchange fees	4,781	10,904	4,307
Directors’/Trustees’ fees and expenses	3,699	8,473	3,341
Custodian fees	2,327	4,261	2,187
Registration fees	758	758	848
Other	14,311	25,310	19,594

	1,524,355	3,423,560	1,486,491
Less expense paid indirectly	(1,388)	(2,231)	(1,002)

Total operating expenses	1,522,967	3,421,329	1,485,489

Net Investment Income	2,823,671	5,535,037	2,687,792

Net Realized and Unrealized Gain:
Net realized gain on investments	50,415	61,162	274,447
Net change in unrealized appreciation (depreciation) of investments	150,252	1,928,102	230,113

Net Realized and Unrealized Gain	200,667	1,989,264	504,560

Net Increase in Net Assets Resulting from Operations	$3,024,338	$7,524,301	$3,192,352

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

	Delaware Investments® Colorado Municipal Income Fund, Inc.
	Year ended
	3/31/19	3/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,823,671	$3,029,327
Net realized gain	50,415	226,210
Net change in unrealized appreciation (depreciation)	150,252	(131,684)

Net increase in net assets resulting from operations	3,024,338	3,123,853

Dividends and Distributions to Common Shareholders from:
Distributable earnings*	(3,023,188)	(3,313,414)

	(3,023,188)	(3,313,414)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	1,150	(189,561)

Net Assets Applicable to Common Shareholders:
Beginning of year	72,050,103	72,239,664

End of year[1]	$72,051,253	$72,050,103

	Delaware Investments Minnesota Municipal Income Fund II, Inc.
	Year ended
	3/31/19	3/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,535,037	$5,833,082
Net realized gain	61,162	671,697
Net change in unrealized appreciation (depreciation)	1,928,102	(1,968,736)

Net increase in net assets resulting from operations	7,524,301	4,536,043

Dividends and Distributions to Common Shareholders from:
Distributable earnings*	(5,177,239)	(6,097,637)

	(5,177,239)	(6,097,637)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	2,347,062	(1,561,594)

Net Assets Applicable to Common Shareholders:
Beginning of year	164,192,860	165,754,454

End of year[1]	$166,539,922	$164,192,860

[1]

Net Assets – End of year includes undistributed net investment income of $349,855 and $381,142 in 2018 for Delaware Investments Colorado Municipal Income Fund, Inc., and Delaware Investments Minnesota Municipal Income Fund II, Inc., respectively. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended March 31, 2019, the Funds have adopted amendments to Regulation S-X (see Note 9 in “Notes to financial statements”). For the year ended March 31, 2018, the dividends and distributions to shareholders were from net investment income and totaled $(3,313,414) and $(6,097,637) for Delaware Investments Colorado Municipal Income Fund, Inc. and Delaware Investments Minnesota Municipal Income Fund II, Inc., respectively.

Statements of changes in net assets

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

	Delaware Investments® National Municipal Income Fund
	Year ended
	3/31/19	3/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,687,792	$2,877,111
Net realized gain	274,447	601,740
Net change in unrealized appreciation (depreciation)	230,113	(630,594)

Net increase in net assets resulting from operations	3,192,352	2,848,257

Dividends and Distributions to Common Shareholders from:
Distributable earnings*	(2,717,066)	(2,717,066)

	(2,717,066)	(2,717,066)

Net Increase in Net Assets Applicable to Common Shareholders	475,286	131,191

Net Assets Applicable to Common Shareholders:
Beginning of year	64,923,544	64,792,353

End of year[1]	$65,398,830	$64,923,544

[1]

Net Assets – End of year includes undistributed net investment income of $300,532 in 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended March 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 9 in “Notes to financial statements”). For the year ended March 31, 2018, the dividends and distributions to shareholders were from net investment income and totaled $(2,717,066).

See accompanying notes, which are an integral part of the financial statements.

Statements of cash flows

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

Year ended March 31, 2019

	Delaware Investments® Colorado Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Net Cash Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	$3,024,338	$7,524,301	$3,192,352

Adjustments to reconcile net increase in net assets from operations to cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments	468,160	2,143,353	471,060
Purchase of investment securities	(7,006,865)	(37,502,433)	(16,976,699)
Proceeds from disposition of investment securities	6,843,765	30,284,769	14,612,845
Proceeds from disposition of short-term investment securities, net	(200,000)	2,500,000	100,000
Net realized gain on investments	(50,415)	(61,162)	(274,447)
Net change in net unrealized appreciation (depreciation)	(150,252)	(1,928,102)	(230,113)
Increase (decrease) in receivable for securities sold	—	1,464,263	(531,511)
Decrease in interest receivable	22,727	58,199	19,253
Increase (decrease) in other accrued expenses receivable	(2,167)	(1,583)	14,083
Decrease in offering costs for preferred shareholders	32,869	40,803	35,737
Increase in payable for securities purchased	—	1,668,648	2,388,579
Increase (decrease) in investment management fees payable	(151)	342	(50)
Increase in Trustees’ fees and expenses payable	137	326	124
Increase in audit fees payable	—	—	143
Increase in other affiliates payable	3,632	3,638	3,636
Decrease in other accrued expenses	(6,441)	(16,640)	(8,409)

Total Adjustments	(45,001)	(1,345,579)	(375,769)

Net cash provided by operating activities	2,979,337	6,178,722	2,816,583

Cash Flows Used for Financing Activities:
Cash dividends and distributions paid to common shareholders	(3,020,977)	(5,171,712)	(2,714,855)
Increase (decrease) in bank overdraft	41,640	(571,035)	(101,728)

Net cash used for financing activities	(2,979,337)	(5,742,747)	(2,816,583)

Net increase in cash	—	435,975	—
Cash at beginning of year	—	—	—

Cash at end of year	$—	$435,975	$—

Cash paid for interest expense for leverage	$812,588	$2,031,473	$812,588

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Investments® Colorado Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/19	3/31/18	3/31/17	3/31/16	3/31/15

Net asset value, beginning of period	$14.90	$14.93	$15.66	$15.55	$14.43

Income (loss) from investment operations:
Net investment income[1]	0.58	0.63	0.67	0.71	0.71
Net realized and unrealized gain (loss)	0.04	0.03	(0.68)	0.12	1.10

Total from investment operations	0.62	0.66	(0.01)	0.83	1.81

Less dividends and distributions to common shareholders from:
Net investment income	(0.62)	(0.69)	(0.72)	(0.72)	(0.69)

Total dividends and distributions	(0.62)	(0.69)	(0.72)	(0.72)	(0.69)

Net asset value, end of period	$14.90	$14.90	$14.93	$15.66	$15.55

Market value, end of period	$14.17	$14.39	$14.70	$15.07	$14.35

Total investment return based on:[2]
Market value	2.90%	2.44%	2.24%	10.38%	13.01%
Net asset value	4.50%	4.44%	(0.07% )	5.85%	13.12%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$72,051	$72,050	$72,240	$75,771	$75,226
Ratio of expenses to average net assets applicable to common shareholders[3]	2.14%	1.82%	1.60%	1.52%	1.43%
Ratio of net investment income to average net assets applicable to common shareholders[4]	3.98%	4.14%	4.32%	4.59%	4.65%
Portfolio turnover	7%	11%	12%	13%	14%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	$30,000	$30,000	$30,000	$30,000	$30,000
Net asset coverage per share of preferred shares, end of period[5]	$340,171	$340,167	$340,799	$352,571	$350,753
Liquidation value per share of preferred shares[5]	$100,000	$100,000	$100,000	$100,000	$100,000

[1]

Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.168, $0.135, $0.110, $0.079, and $0.077 per share for the years ended March 31, 2019, 2018, 2017, 2016, and 2015, respectively.

[2]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]

The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2019, 2018, 2017, 2016, and 2015 were 1.00%, 0.93%, 0.90%, 1.01%, and 0.92%, respectively.

[4]

The ratio of net investment income excluding interest expense to average net assets for the years ended March 31,2019, 2018, 2017, 2016, and 2015 were 5.12%, 5.03%, 5.03%, 5.11%, and 5.16% respectively.

[5]

In November 2011, the Fund issued a series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2016 Shares).The Series 2016 Shares were redeemed on Feb. 2, 2016 and replaced with Series 2021 Shares, which are the same amount and value as the Fund’s Series 2016 Shares.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/19	3/31/18	3/31/17	3/31/16	3/31/15

Net asset value, beginning of period	$14.27	$14.41	$15.05	$14.97	$14.31
Income (loss) from investment operations:
Net investment income[1]	0.48	0.51	0.55	0.63	0.64
Net realized and unrealized gain (loss)	0.18	(0.12)	(0.59)	0.08	0.69

Total from investment operations	0.66	0.39	(0.04)	0.71	1.33

Less dividends and distributions to common shareholders from:
Net investment income	(0.45)	(0.53)	(0.60)	(0.63)	(0.67)

Total dividends and distributions	(0.45)	(0.53)	(0.60)	(0.63)	(0.67)

Net asset value, end of period	$14.48	$14.27	$14.41	$15.05	$14.97

Market value, end of period	$12.63	$12.63	$14.56	$14.70	$13.85

Total investment return based on:[2]
Market value	3.73%	(9.94% )	3.16%	11.17%	8.97%
Net asset value	5.26%	2.82%	(0.27% )	5.30%	9.80%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$166,540	$164,193	$165,754	$173,119	$172,280
Ratio of expenses to average net assets applicable to common shareholders[3]	2.10%	1.78%	1.59%	1.46%	1.40%
Ratio of net investment income to average net assets applicable to common shareholders[4]	3.40%	3.48%	3.69%	4.24%	4.33%
Portfolio turnover	13%	22%	9%	16%	10%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	$75,000	$75,000	$75,000	$75,000	$75,000
Net asset coverage per share of preferred shares, end of period[5]	$322,053	$318,924	$321,006	$330,825	$329,707
Liquidation value per share of preferred shares[5]	$100,000	$100,000	$100,000	$100,000	$100,000

[1]

Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.176, $0.142, $0.115, $0.083, and $0.081 per share for the years ended March 31, 2019, 2018, 2017, 2016, and 2015, respectively.

[2]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]

The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2019, 2018, 2017, 2016, and 2015 were 0.85%, 0.81%, 0.82%, 0.90% and 0.85%, respectively.

[4]

The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2019, 2018, 2017, 2016, and 2015 were 4.65%, 4.45%, 4.46%, 4.80%, and 4.88%, respectively.

[5]

In November 2011, the Fund issued a series of 750 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2016 Shares).The Series 2016 Shares were redeemed on Feb. 2, 2016 and replaced with Series 2021 Shares, which are the same amount and value as the Fund’s Series 2016 Shares.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                     33

Financial highlights

Delaware Investments® National Municipal Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/19	3/31/18	3/31/17	3/31/16	3/31/15

Net asset value, beginning of period	$14.34	$14.31	$15.02	$14.97	$13.81
Income (loss) from investment operations:
Net investment income[1]	0.59	0.64	0.66	0.70	0.71
Net realized and unrealized gain (loss)	0.11	(0.01)	(0.69)	0.11	1.22

Total from investment operations	0.70	0.63	(0.03)	0.81	1.93

Less dividends and distributions to common shareholders from:
Net investment income	(0.60)	(0.60)	(0.68)	(0.76)	(0.77)

Total dividends and distributions	(0.60)	(0.60)	(0.68)	(0.76)	(0.77)

Net asset value, end of period	$14.44	$14.34	$14.31	$15.02	$14.97

Market value, end of period	$12.69	$12.62	$12.94	$13.80	$13.14

Total investment return based on:[2]
Market value	5.56%	2.04%	(1.50% )	11.32%	12.87%
Net asset value	5.71%	4.84%	0.01%	6.35%	14.99%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$65,399	$64,924	$64,792	$68,008	$67,804
Ratio of expenses to average net assets applicable to common shareholders[3]	2.31%	1.97%	1.73%	1.70%	1.60%
Ratio of net investment income to average net assets applicable to common shareholders[4]	4.19%	4.36%	4.45%	4.72%	4.86%
Portfolio turnover	16%	50%	13%	25%	38%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	$30,000	$30,000	$30,000	$30,000	$30,000
Net asset coverage per share of preferred shares, end of period[5]	$317,996	$316,412	$315,898	$326,693	$326,013
Liquidation value per share of preferred shares[5]	$100,000	$100,000	$100,000	$100,000	$100,000

[1]

Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.179, $0.144, $0.117, $0.084, and $0.083 per share for the years ended March 31, 2019, 2018, 2017, 2016, and 2015, respectively.

[2]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]

The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2019, 2018, 2017, 2016, and 2015 were 1.05%, 0.98%, 0.94%, 1.13%, and 1.03%, respectively.

[4]

The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2019, 2018, 2017, 2016, and 2015 were 5.45% 5.35%, 5.24%, 5.29%, and 5.44%, respectively.

[5]

In March 2012, the Fund issued a series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2017 Shares). The Series 2017 Shares were redeemed on Feb. 2, 2016 and replaced with Series 2021 Shares, which are the same amount and value as the Fund’s Series 2017 Shares.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

March 31, 2019

Delaware Investments® Colorado Municipal Income Fund, Inc. (Colorado Municipal Fund) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (Minnesota Municipal Fund II) are organized as Minnesota corporations and Delaware Investments National Municipal Income Fund (National Municipal Fund) is organized as a Massachusetts business trust (each referred to as a Fund and collectively as the Funds). Colorado Municipal Fund, Minnesota Municipal Fund II, and National Municipal Fund are considered diversified closed-end management investment companies under the Investment Company Act of 1940, as amended. The Funds’ shares trade on the NYSE American, the successor to the American Stock Exchange, formerly known as NYSE Market.

The investment objective of each of Colorado Municipal Fund and Minnesota Municipal Fund II is to provide current income exempt from federal income tax and from state personal income tax, if any, consistent with the preservation of capital. The investment objective of National Municipal Fund is to provide current income exempt from federal income tax, consistent with the preservation of capital. Each of Colorado Municipal Fund and Minnesota Municipal Fund II seeks to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state at the time of investment. National Municipal Fund seeks to achieve its investment objective by investing at least 80% of its net assets in securities the income from which is exempt from federal income tax.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Directors/Trustees (each a Board, or collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Boards.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended March 31, 2019 and for all open tax years (years ended March 31, 2016–March 31, 2019), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statements of operations.” During the year ended March 31, 2019, the Funds did not incur any interest or tax penalties.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for each Fund’s use with no restrictions, with original maturities of 90 days or less.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to each Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares and pays

(continues)                                     35

Notes to financial statements

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

1. Significant Accounting Policies (continued)

dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended March 31, 2019, each Fund earned the following amounts under this arrangement:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$1,388	$2,231	$1,002

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated based on each Fund’s adjusted average daily net assets.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended March 31, 2019, the Funds were charged for these services as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$7,824	$13,003	$7,565

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended March 31, 2019, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$35,348	$57,350	$35,988

Directors’/Trustees’ fees include expenses accrued by each Fund for each Director’s/Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Directors/Trustees of the Funds. These officers and Directors/Trustees are paid no compensation by the Funds.

Cross trades for the year ended March 31, 2019, were executed by the Funds pursuant to procedures adopted by the Boards designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Boards review such transactions for compliance with the procedures adopted by the Boards.

Pursuant to these procedures, for the year ended March 31, 2019, the Funds engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net realized gains or losses as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Purchases	$1,250,731	$12,603,807	$1,050,597
Sales	2,155,927	9,797,092	4,501,722
Net realized loss	—	(46,360)	—

3. Investments

For the year ended March 31, 2019, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund

Purchases	$7,006,866	$37,502,433	$16,976,699
Sales	6,843,765	30,284,770	14,612,845

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Cost of investments	$95,675,502	$231,710,574	$91,568,260

Aggregate unrealized appreciation of investments	$5,263,323	$8,336,179	$4,926,649
Aggregate unrealized depreciation of investments	(14,927)	(379,014)	(63,860)

Net unrealized appreciation of investments	$5,248,396	$7,957,165	$4,862,789

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

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Notes to financial statements

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

3. Investments (continued)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2019:

Colorado Municipal Fund
Securities	Level 2
Assets:
Municipal Bonds	$100,223,898
Short-Term Investments	700,000

Total Value of Securities	$100,923,898

Minnesota Municipal Fund II
Securities	Level 2
Assets:
Municipal Bonds	$239,167,739
Short-Term Investments	500,000

Total Value of Securities	$239,667,739

National Municipal Fund
Securities	Level 2
Assets:
Municipal Bonds	$96,231,049
Short-Term Investments	200,000

Total Value of Securities	$96,431,049

During the year ended March 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments. The Funds’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2019 and 2018 was as follows:

Year ended March 31, 2019

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Ordinary income	$—	$713	$12,101
Tax-exempt income	3,835,350	7,206,931	3,517,127

Total*	$3,835,350	$7,207,644	$3,529,228

Year ended March 31, 2018

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Ordinary income	$—	$672	$3,219
Tax-exempt income	3,964,837	7,725,522	3,365,270

Total*	$3,964,837	$7,726,194	$3,368,489

*Distributions to preferred shareholders in this table are part of interest expense and therefore not shown as distributions on the statements of changes in net assets.

5. Components of Net Assets on a Tax Basis

As of March 31, 2019, the components of net assets on a tax basis were as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Shares of beneficial interest	$66,918,121	$157,931,075	$60,209,588
Undistributed tax-exempt income	148,579	693,920	283,937
Undistributed long-term capital gains	—	—	42,516
Capital loss carryforwards	(263,843)	(42,238)	—
Unrealized appreciation on investments	5,248,396	7,957,165	4,862,789

Net assets	$72,051,253	$166,539,922	$65,398,830

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount on debt instruments and tax deferral of wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2019, the Funds utilized capital loss carryforwards as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$50,415	$63,156	$233,278

At March 31, 2019, capital loss carryforwards available to offset future realized capital gains were as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Colorado Municipal Fund	$220,671	$43,172	$263,843
Minnesota Municipal Fund II	42,238	—	42,238
National Municipal Fund	—	—	—

6. Capital Stock

Pursuant to their articles of incorporation, Colorado Municipal Fund and Minnesota Municipal Fund II each have 200 million shares of $0.01 par value common shares authorized. National Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. Shares issuable under each Fund’s dividend reinvestment plan are purchased by each Fund’s transfer agent, Computershare, Inc., in the open market. During the year ended March 31, 2019 and 2018, the Funds did not issue any shares under their dividend reinvestment plan.

On Jan. 22, 2016, Colorado Municipal Fund, Minnesota Municipal Fund II, and National Municipal Fund successfully issued $30,000,000, $75,000,000 and $30,000,000, respectively, of Variable Rate MuniFund Term Preferred (“VMTP”) Shares with a $100,000 liquidation value per share in a privately negotiated offering. The net proceeds from each offering were used to redeem the Series 2016 (in the case of Colorado Municipal Fund and Minnesota Municipal Fund II) and Series 2017 (in the case of National Municipal Fund) VMTP Shares previously

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Notes to financial statements

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

6. Capital Stock (continued)

outstanding. The VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Each Fund’s Series 2016 and Series 2017 VMTP Shares were the same amount and value as the respective Fund’s Series 2021 VMTP Shares.

Each of the Funds is obligated to redeem its VMTP Shares on Feb. 1, 2021, unless earlier redeemed or repurchased by a Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. VMTP Shares are redeemable at par. A Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. Dividends on VMTP shares are set weekly, and are based on a short-term index rate plus an additional spread that is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the VMTP Shares by Fitch Ratings (“Fitch”) and Moody’s Investors Service (“Moody’s”).

The weighted average dividend rates for the year ended March 31, 2019 were as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
2.71%	2.71%	2.71%

The Funds use leverage because their managers believe that, over time, leveraging may provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage; accordingly, the use of structural leverage may hurt a Fund’s overall performance.

Leverage may also cause the Funds to incur certain costs. In the event that a Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch and Moody’s, funding dividend payments, or funding redemptions), that Fund will pay additional fees with respect to the leverage.

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value of the VMTP Shares is recorded as a liability in the statements of assets and liabilities. Dividends accrued and paid on the VMTP Shares are included as a component of interest expense in the statements of operations. The VMTP Shares are treated as equity for legal and tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

Offering costs for VMTP Shares are recorded as a deferred charge and amortized over the 5-year life of the VMTP Shares. These are presented as “Offering cost for preferred shareholders” on the “Statements of assets and liabilities” and “Offering costs” on the “Statements of operations.”

7. Geographic, Credit, and Market Risk

The Funds concentrate their investments in securities issued by municipalities. Because each of Colorado Municipal Fund and Minnesota Municipal Fund II invests substantially all of its net assets in municipal obligations of its respective state at the time of investment, events in that state may have a significant impact on the performance and investments of Colorado Municipal Fund and Minnesota Municipal Fund II. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, changes in the credit ratings assigned to the state’s municipal issuers, the effects of natural or human-made disasters, or other economic, legislative, or political or social issues. Any downgrade to the credit rating of the securities issued by the US government may result in a downgrade of securities issued by the states or US territories. National Municipal Fund will be subject to these risks as well but to a lesser extent because it invests at least 80% of its net assets in securities, the income from which is exempt from federal income tax and is not limited to investing substantially all of its assets in municipal obligations of a single state. From time to time and consistent with its investment policies, National Municipal Fund may invest a considerable portion of its assets in certain municipalities. As of March 31, 2019, National Municipal Fund has invested 22.62%, 20.08%, 17.09%, 11.67%, and 11.04% (each as a percentage of net assets) in securities issued by the State of California, the Commonwealth of Pennsylvania, the State of New York, the State of Illinois, and the State of New Jersey, respectively. These investments could make National Municipal Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

Each Fund may invest a percentage of assets in obligations of governments of US territories, commonwealths, and possessions such as Puerto Rico, the US Virgin Islands, or Guam. To the extent a Fund invests in such obligations, that Fund may be adversely affected by local political and economic conditions and developments within these US territories, commonwealths, and possessions.

From time to time, a fund may invest in industrial development bonds (IDBs) or pollution control revenue (PCR) bonds that are issued by a conduit authority on behalf of a corporation that is either foreign owned or has international affiliates or operations. While the bonds may be issued to finance a facility located in the United States, the bonds may be secured by a payment obligation or guaranty of the corporation. To the extent the Fund invests in such securities, that Fund may be exposed to risks associated with international investments. The risk of international investments not ordinarily associated with US investments includes fluctuation in currency values, differences in accounting principles, and/or economic or political instability in other nations.

Many municipalities insure repayment for their obligations. Although bond insurance may reduce the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At March 31, 2019, the percentages of each Fund’s net assets insured by insurers are listed below and these securities have been identified on the “Schedules of investments.”

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Assured Guaranty Corporation	1.67%	0.30%	—
Assured Guaranty Municipal Corporation	7.84%	0.31%	1.63%
Build America Mutual Assurance Company	1.63%	—	—
Syncora Guarantee	2.39%	—	—

Total	13.53%	0.61%	1.63%

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s (S&P) and/or Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds may invest in advanced refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high-grade interest-bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

To the extent that the Funds invest in securities with longer duration, they may be more sensitive to fluctuation of interest rates.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

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Notes to financial statements

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

7. Geographic, Credit, and Market Risk (continued)

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A securities held by each Fund have been identified on the “Schedules of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

8. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

9. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statements of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Funds’ financial statements.

10. Subsequent Events

On April 25, 2019, Delaware Investments® Colorado Municipal Income Fund, Inc. (VCF), Delaware Investments Minnesota Municipal Income Fund II, Inc. (VMM) and Delaware Investments National Municipal Income Fund (VFL) (each, a “Fund” and collectively, the “Funds”) announced that they have successfully priced private offerings to a qualified institutional buyer, as defined pursuant to Rule 144A under the Securities Act of 1933, of approximately $135 million of Muni-MultiMode Preferred Shares, Series 2049 (MMP). The net proceeds from each offering was used to redeem the outstanding Variable Rate MuniFund Term Preferred Shares, Series 2021 (VMTP). The MMP shares are the same amount and value as each Fund’s VMTP shares, as applicable.

Each Fund has issued MMP shares as follows:

Fund and corresponding common share ticker symbol	Name of issuance and amount
Delaware Investments Colorado Municipal Income Fund, Inc. (VCF)	Series 2049 $30million
Delaware Investments Minnesota Municipal Income Fund II, Inc. (VMM)	Series 2049 $75million
Delaware Investments National Municipal Income Fund (VFL)	Series 2049 $30million

The MMP shares are a floating rate form of preferred stock with a mandatory term redemption. The mandatory term redemption date for these three offerings is April 1, 2049. MMP shares have the option at either the request of the purchaser or issuer to be converted to a variable rate demand preferred (“VRDP”) structure. The converted VRDP shares could then be offered for sale to certain institutional investors. The VRDP could continue to remain outstanding for the remainder of the MMP shares’ 30-year term. MMP dividends will be set weekly at a spread to the Securities Industry and Financial Markets Association Municipal Swap Index. MMP shares represent the preferred stock of each Fund and are senior, with priority in all respects, to each Fund’s common shares as to payments of dividends. The Funds’ manager believes this type of leverage will increase flexibility for the Funds going forward and that its longer term has the potential to be beneficial. The Funds’ manager also believes that the lower spread the Funds will pay on the MMP may help to increase the amount of income the Funds have available to distribute to shareholders.

Management has determined that no additional material events or transactions occurred subsequent to March 31, 2019, that would require recognition or disclosure in the Funds’ financial statements.

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Report of independent

registered public accounting firm

To the Board of Trustees/Directors and Shareholders of Delaware Investments® Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments National Municipal Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments National Municipal Income Fund (hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations and cash flows for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019 and each of the financial highlights for each of the five years in the period ended March 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 21, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information

(Unaudited)

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended March 31, 2019, each Fund reports distributions paid during the year as follows:

	(A) Ordinary Income Distributions (Tax Basis)	(B) Tax-Exempt Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
Colorado Municipal Fund	—	100.00%	100.00%
Minnesota Municipal Fund II	0.01%	99.99%	100.00%
National Municipal Fund	0.34%	99.66%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Fund management

Gregory A. Gizzi

Senior Vice President, Head of Municipal Bonds, Senior Portfolio Manager

Gregory A. Gizzi is head of municipal bonds in the Americas, a role he assumed in February 2019. In this role, he is responsible for the overall operation of the strategy and is team lead on several of the tax-exempt strategies. Additionally, Gizzi continues to be responsible for the taxable municipal business and the marketing efforts for the municipal product. Previously, Gizzi was co-portfolio manager of the firm’s municipal bond funds and several client accounts, a role he held since November 2011. Before joining Macquarie Investment Management (MIM) in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm’s tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS before joining Lehman Brothers in a sales capacity. Gizzi has more than 20 years of trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and became institutional block trading desk manager. He later worked in the same capacity at Dillon Read. Gizzi earned his bachelor’s degree in economics from Harvard University.

Stephen J. Czepiel

Senior Vice President, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager

Stephen J. Czepiel leads the portfolio management of the firm’s municipal bonds strategies, a role he assumed in February 2019. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts, a role he has held since August 2007. He joined Macquarie Investment Management (MIM) in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

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Other Fund information

(Unaudited)

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

Jake van Roden

Senior Vice President, Head of Municipal Trading, Portfolio Manager

Jake van Roden is head of the firm’s municipal trading. He is also a portfolio manager for the firm’s nine open-end state-specific municipal bond funds, as well as for several municipal bond client accounts, a role he assumed in December 2017. In February 2019, his portfolio management role expanded to include the closed-end municipal bond funds and the three national municipal open-end funds. He joined the municipal department in July 2004 as a generalist and became head of municipal trading in December 2012. Before that, van Roden interned at Macquarie Investment Management (MIM) in the client services department. He received a bachelor’s degree in American studies with a minor in government from Franklin & Marshall College.

Denise A. Franchetti, CFA

Senior Vice President, Co-Head of Municipal Credit Research, Portfolio Manager

Denise A. Franchetti is co-head of the company’s municipal research operations, a role she assumed in January 2018. Previously, she was a senior municipal analyst for the municipal bond department, responsible for following the airport, education, hotel, cogeneration, and cargo sectors. In 2003, she was also named as portfolio manager on the tax-exempt closed-end funds in addition to her research duties. Prior to joining Macquarie Investment Management (MIM) in 1997 as a municipal bond analyst, she was a fixed income trader at Provident Mutual Life Insurance and an investment analyst at General Accident Insurance. Franchetti received her bachelor’s degree and an MBA from La Salle University. She is a member of the CFA Institute, the Financial Analysts of Philadelphia, and the National Federation of Municipal Analysts.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee

Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	59	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
Independent Trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	59	None
		Chair since March 2015

Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	59	None

Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	59	Director — Banco Santander International (October 2016–Present) Director — Santander Bank, N.A. (December 2016–Present)

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	59	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

(continues)                                     47

Board of trustees /directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Independent Trustees (continued)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	59

Director; Compensation Committee

and Governance Committee Member — Community Health Systems

(May 2004–Present)

Director —

Drexel Morgan & Co. (2015–Present)

Director; Audit Committee Member — vTv Therapeutics LLC (2017–Present)

Director; Audit Committee

Member —

FS Credit Real Estate Income Trust, Inc. (2018–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	59	None

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	59	Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present) Director — Carrizo Oil & Gas, Inc. (March 2018–Present)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	59

Director — HSBC North America Holdings Inc. (December 2013–Present)

Director —

HSBC USA Inc.

(July 2014–Present)

Director —

HSBC Bank USA, National Association

(July 2014–March 2017)

Director — HSBC Finance Corporation (December 2013–April 2018)

Christianna Wood 2005 Market Street Philadelphia, PA 19103 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	59

Director and Audit Committee Member — H&R Block Corporation (July 2008–Present)

Director and Audit Committee Member — Grange Insurance

(2013–Present)

Trustee and Audit Committee Member — The Merger Fund

(2013–Present),

The Merger Fund VL (2013–Present);

WCM Alternatives:

Event-Driven Fund

(2013–Present),

and WCM Alternatives: Credit Event Fund (December 2017–Present)

Director — International Securities Exchange (2010–2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	59	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)

(continues)                                     49

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	59	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	59	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	59	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter and its transfer agent.

[3]

David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.

About the organization

This annual report is for the information of Delaware Funds® by Macquarie Closed-End Municipal Bond Funds shareholders.

Board of directors/trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital Management, LLC

New York, NY

Ann D. Borowiec

Former Chief Executive Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment Officer

Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa

Former Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor

Senior Vice President, General

Counsel, and Secretary

Delaware Funds by Macquarie

Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer

Delaware Funds by Macquarie

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds by Macquarie

Philadelphia, PA

Investment manager

Delaware Management Company, a series

of Macquarie Investment Management

Business Trust (MIMBT)

Philadelphia, PA

Principal office of the Funds

2005 Market Street

Philadelphia, PA 19103-7057

Independent registered public

accounting firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103

Registrar and stock transfer agent

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

866 437-0252

For securities dealers and financial

institutions representatives

800 362-7500

Website

delawarefunds.com/closed-end

Number of recordholders as of

March 31, 2019

Colorado Municipal Fund	52
Minnesota Municipal Fund II	292
National Municipal Fund	59

Your reinvestment options

Each of the Funds offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor. If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the number above for more information.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). Each Fund’s Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q or Forms N-PORT are available without charge on the Funds’ website at delawarefunds.com/closed-end. Each Fund’s Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

John A. Fry
Lucinda S. Landreth
Thomas K. Whitford
Christianna Wood
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $38,430 for the fiscal year ended March 31, 2019.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $37,360 for the fiscal year ended March 31, 2018.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended March 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended March 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,728 for the fiscal year ended March 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,723 for the fiscal year ended March 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,748,000 and $11,748,000 for the registrant’s fiscal years ended March 31, 2019 and March 31, 2018, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are John A. Fry, Lucinda S. Landreth, Thomas K. Whitford, Christianna Wood and Janet L. Yeomans.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has formally delegated to its investment adviser (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services Inc. (“ISS”) to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at delawarefunds.com/proxy; and (ii) on the Securities and Exchange Commission’s website at sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all of the registrant proxies are voted by ISS pursuant to the predetermined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of March 31, 2019, unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

			No. of Accounts with	Total Assets in Accounts
	No. of	Total Assets	Performance-	with Performance-
	Accounts	Managed	Based Fees	Based Fees
Gregory A. Gizzi
Registered Investment	17	$5.4 billion	0	$0
Companies
Other Pooled	0	$0 million	0	$0
Investment Vehicles
Other Accounts	34	$3.3 billion	0	$0
Stephen J. Czepiel
Registered Investment	17	$5.4 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	28	$3.3 billion	0	$0
Denise A. Franchetti
Registered Investment	3	$438.9 million	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	0	$0	0	$0
Jake van Roden
Registered Investment	15	$4.6 billion	0	$0
Companies
Other Pooled	0	$0 million	0	$0
Investment Vehicles
Other Accounts	8	$394.8 million	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Some of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
Each portfolio’s manager’s compensation consists of the following:

Base Salary – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Investment Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Investment Management Notional Investment Plan - A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within the MIM Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan - A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

As of April 30, 2019, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 180 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the semiannual period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE INVESTMENTS® NATIONAL MUNICIPAL INCOME FUND

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 5, 2019

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 5, 2019